S A L O M O N  B R O T H E R S

Variable Series Funds Inc



[GRAPHIC]



Annual

Report

1999

DECEMBER 31, 1999



o  CAPITAL FUND

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You

DEAR SHAREHOLDER:

We are pleased to provide you with the annual report for the Salomon Brothers Variable Capital Fund ("Fund") for the year ended December 31, 1999. This letter discusses general economic and market conditions as well as Fund highlights during the reporting period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow. We hope you find this report useful and informative.

INVESTMENT STRATEGY & PERFORMANCE UPDATE

The Fund seeks capital appreciation through investments primarily in equity securities. The Fund seeks to achieve its investment objective through investments in securities that are believed to have above-average capital appreciation potential. The Fund invests primarily in equity securities of U.S. companies. These companies may range in size from established large capitalization companies (i.e., over $5 billion in market capitalization) to small capitalization companies (i.e., less than $1 billion in market capitalization) at the beginning of their life cycles. Such investments may also involve above-average risk. The Fund may invest in seasoned, established companies, relatively small new companies as well as new issues.

The Fund's shares returned 22.08% for the year ended December 31, 1999. In comparison, the Russell 3000 Index returned 20.90% and the Standard & Poor's 500 Index ("S&P 500") returned 21.03% for the same time period. (The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.)

During 1999, our broad market strategy yielded attractive results despite it not being in favor. We attribute this to a combination of owning stocks in most categories (we participated in the major trends and market rotations) and our valuation discipline (reducing losses when we made mistakes). We believe our overweighting of our strongest ideas historically has been a big contributor. This year however, this strategy generated mixed results with top investments such as Rogers Cantel doing well while our tobacco stocks (which we have virtually eliminated) did poorly.

The Fund's investment strategy is known as a broad market strategy. We attempt to find the best opportunities across the market, wherever they may be. It is an "all cap" or "multicap" strategy in that we invest in large-, small- and mid-size companies. Our strategy can also be characterized as a "style neutral" or a "blend" portfolio in that we purchase both growth and value stocks. (Value investing consists of identifying securities of companies that are believed to be undervalued in the market. Growth investing focuses on the stocks of corporations that are exhibiting or are expected to exhibit faster-than-average growth within their industry.) In fact, one of our primary goals is to find out-of-favor value stocks that can blossom into growth stocks. These include some of our biggest winners because we buy them when they are inexpensive and hold them through the entire period of appreciation as investors hopefully recognize their true potential.

Because we own some stocks from most categories, we tend to own some winners under most market conditions and our strategy can result in a unique, diversified portfolio of stocks that few other subaccounts can match. We think that these are two key advantages to our investment strategy.

Our core investment style is a bottom-up stock picking strategy. (Bottom-up investing is an asset management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.) We focus on understanding a company's business, its strategy, its competitive position and its industry. We also determine if management is credible and has the right team to lead the company. Our financial analysis focuses on the company's resources to meet its goals, the consistency of the numbers to determine their quality (for instance, are receivables growing much faster than sales, a sign that current sales may overstate the long-term trend) and is used as a framework for valuation and risk assessment. These and other factors are what drive our stock selection process. And if we think that the risk and reward trade-off of a particular company's stock is favorable, we will generally invest.

As portfolio managers, we have a role in addition to stock picking; we are required to put all of our individual security selections into a portfolio that meets a set of investment objectives. We use tools such as diversification and position weighting to determine exactly how much of each security to own in the portfolio. For instance, in the Fund, our best ideas generally get very high weightings, as much as 5% of the portfolio at times. This strategy, known as high position concentration, can generate above-market return potential if executed properly. (Of course, past performance is not indicative of future results.)

At the same time we always factor in excess risk. A good idea that has a very high-risk profile tends to get a lower weighting such as 1% of the portfolio, in order to diversify risk and help to dampen portfolio volatility. And while no guarantees can be made, this way we can take individual risks on behalf of our shareholders without creating an overly risky portfolio.

MARKET OVERVIEW AND OUTLOOK

The 1999 stock market will go down in history as one of the most unusual markets of all time. After recovering from the effects of the 1998 Asian economic crises, the stock market soared to new heights and featured increased volatility. During the beginning of the year, the stock market was very narrow with only a small group of blue-chip growth stocks appreciating. In mid April, we experienced a violent rotation into undervalued broad market stocks. By the end of the year, while the market broadening continued to help some stocks, most of the market's focus had shifted to the NASDAQ-listed technology companies. During 1999, market indices such as the S&P 500 and the Russell 3000 were up over 20%; the NASDAQ increased by 85.59% led by both blue chip and speculative technology issues.

The most fundamental change in the market that we observed in 1999 was that all of the historical rules of security analysis were discarded. Particularly in the Internet sector, the market rewarded concepts over profits. In many cases it became disrespectful to report earnings -- the market instead focused on issues such as potential customers instead of profitable sales to actual customers. While the market seems to think that profitability and cash flow are no longer important, the strategy of "buying sales" (i.e. losing money on sales in order to establish a market share position) is as old as commerce itself. The only differences this time is that the market is ignoring the fact that in the end companies need to generate cash flow and profits in order to thrive.

How does one invest in this environment? The biggest adjustment to our process in 1999 has been to increase our focus on the Internet. The development of the Internet is one of those events that will change the way we live and work forever. It is as fundamental a change as the development of telephones or the harnessing of electricity. This happens regularly throughout history and we are living through one of those times right now.

When you look closely at the Fund's portfolio you will see that little of your money is invested in traditional Internet companies (i.e., the "dot.coms"). We find the long-term risk and reward proposition in most of these companies to be very unattractive. Most of them do not have sustainable business models (i.e., they will always lose money) while others have valuations that assume they will be the only survivors in the eventual shakeout. You will see a lot of your money invested in companies that benefit from or build the Internet. Companies such as Seagate (disk drives and software for storage as well as indirect exposure with partial ownership of companies such as Veritas), Federated Department Stores (a leader in the "clicks and mortar" e-commerce strategy and owner of several valuable Internet businesses), and GTE (merging with Bell Atlantic, the combined company will be the leading U.S. wireless company also offering telecom services such as local, long distance and high speed Internet access).

It is our strong belief that over time the leading established companies that embrace today's new technologies should emerge as the dominant and most profitable companies in the economy. Their stocks should recognize this over time. On the other hand, we believe the stock market will eventually lose patience with those traditional Internet companies that cannot transform themselves into growth companies with enough profits to support their stock price.

Going forward, we expect many companies to reap the benefits of their current investments in technology. We also expect many technology companies to continue to grow as they innovate. There will also be a maturing in the technology sector, as it has become a bigger part of the market and economy than energy was in 1980. During the next decade the technology sector will not go the way of the energy sector. However, the two share a common factor. The early 1980s expectations of oil prices soaring to $100 per barrel led to extreme valuations for these companies and a gold rush effect of too much capital being put into the sector. Eventually the laws of large numbers and diminishing returns caught up to the sector. Cost of energy became too large of an input into the economy and people figured out ways to utilize it more efficiently at the same time that capacity was expanding rapidly. With technology companies representing about 30% of the S&P 500, similar long-term risks exist in the technology sector. This is partly offset by the fact that technology investment improves productivity while higher energy prices are merely increased costs. We keep these factors in mind even when we are only forecasting out a year as stock prices discount the long-term prospects of companies.

Expect the Fund to consistently apply its investment strategy in the future. We will invest in both users and manufacturers of technology when we believe that their risk reward and ratios are favorable. Most of all we will look for the best opportunities that we can find, regardless of the part of the market they currently reside in.

Thank you for your investment in the Salomon Brothers Variable Capital Fund. We look forward to helping you pursue your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon                   /s/ Ross S. Margolies

Heath B. McLendon                       Ross S. Margolies
Chairman and President                  Executive Vice President

January 28, 2000

The following graph depicts the performance of the Capital Fund versus the Russell 3000 Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

HISTORICAL PERFORMANCE (unaudited)
SALOMON BROTHERS VARIABLE CAPITAL FUND
Comparison of $10,000 Investment in the Fund with the Russell 3000 Index


                                  [LINE GRAPH]

                           Capital Fund        Russell 3000 Index
          2/17/98              10,000              10,000
           Jun-98              10,971              10,932
           Dec-98              11,812              11,788
           Jun-99              13,374              13,123
           Dec-99              14,420              14,246


Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender changes which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                                 Net Asset Value
                                 ---------------

                       Beginning     End      Income     Capital Gain    Total
Year Ended              of Year    of Year   Dividend    Distribution   Returns+
--------------------------------------------------------------------------------
12/31/99                $11.57     $13.67     $0.07         $0.39        22.08%
--------------------------------------------------------------------------------
Inception*-- 12/31/98    10.00      11.57      0.09          0.15        18.12++
================================================================================
                                              $0.16         $0.54
================================================================================

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

Year Ended 12/31/99                                                      22.08%
--------------------------------------------------------------------------------
Inception* through 12/31/99                                              21.67
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------

Inception* through 12/31/99                                              44.20%
================================================================================

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Inception date is February 17, 1998.

Schedule of Investments
December 31, 1999

  Shares                        Security                           Value

-------------------------------------------------------------------------------
 COMMON STOCK -- 83.5%
 Basic Industries -- 8.2%
   10,900 AK Steel Holding Corp...............................   $  205,737
   10,700 Crown Cork & Seal Co., Inc..........................      239,412
    7,600 The Geon Co.........................................      247,000
    4,100 International Paper Co..............................      231,394
   21,200 The LTV Corp........................................       87,450
    4,500 Olin Corp...........................................       89,156
    6,400 OM Group, Inc.......................................      220,400
                                                                 ----------
                                                                  1,320,549
                                                                 ----------
 Capital Goods -- 1.0%
   41,000 Harnischfeger Industries, Inc.......................       16,656
    2,600 Ingersoll-Rand Co...................................      143,162
                                                                 ----------
                                                                    159,818
                                                                 ----------
 Communications -- 9.3%
    4,500 Bell Atlantic Corp..................................      277,031
    3,300 GTE Corp............................................      232,856
    3,000 MCI WorldCom, Inc. (a)..............................      159,188
    1,800 NTL Inc. (a)........................................      224,550
          Rogers Cantel Mobile Communications Inc., Class B
    7,600 Shares (a)..........................................      276,450
    3,300 SBC Communications Inc..............................      160,875
   13,400 Sinclair Broadcast Group, Inc., Class A Shares (a)..      163,522
                                                                 ----------
                                                                  1,494,472
                                                                 ----------
 Consumer Cyclicals -- 7.4%
    4,400 Costco Wholesale Corp. .............................      401,500
    9,700 Federated Department Stores, Inc. (a)...............      490,456
   10,971 Fine Host Corp. (a)(b)..............................      102,892
   12,600 PRIMEDIA Inc. (a)...................................      207,900
                                                                 ----------
                                                                  1,202,748
                                                                 ----------
 Consumer Non-Cyclicals -- 21.4%
          AT&T Corp. - Liberty Media Group, Class A Shares
    4,350 (a).................................................      246,862
    2,400 Delhaize America, Inc., Class A Shares..............       48,750
   13,000 Delhaize America, Inc., Class B Shares..............      271,375
    3,200 Hannaford Bros. Co..................................      221,800
    7,600 Hearst-Argyle Television, Inc. (a)..................      202,350
   10,800 Hormel Foods Corp...................................      438,750
   11,300 John B. Sanfilippo & Son, Inc. (a)..................       45,200
   10,700 Michael Foods, Inc..................................      263,488
   45,700 Nabisco Group Holdings Corp.........................      485,563
    6,700 News Corp. Ltd. ADR.................................      224,031
   15,000 The Pepsi Bottling Group, Inc.......................      248,438
    5,500 Philip Morris Cos. Inc..............................      127,531
   10,700 Safeway Inc. (a)....................................      380,519
   15,000 Tyson Foods, Inc., Class A Shares...................      243,750
                                                                 ----------
                                                                  3,448,407
                                                                 ----------
 Energy -- 9.9%
    6,500 Conoco Inc., Class B Shares.........................      161,687
   12,100 Devon Energy Corp...................................      397,787
   12,100 Paradigm Geophysical Ltd. (a).......................       59,366
   15,900 R&B Falcon Corp. (a)................................      210,675
    4,400 Suncor Energy, Inc..................................      183,700

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 1999 (continued)

   Shares              Security                Value

-------------------------------------------------------------------------------
 Energy -- 9.9% (continued)
     20,600 Tesoro Petroleum Corp. (a)....   $  238,188
      6,500 Tosco Corp....................      176,719
      8,700 Valero Energy Corp............      172,913
                                             ----------
                                              1,601,035
                                             ----------
 Financial Services -- 8.1%
      6,400 Bank of New York Co., Inc.....      256,000
      4,500 Comerica Inc..................      210,094
      4,400 FleetBoston Financial Corp....      153,175
      2,200 Goldman Sachs Group, Inc......      207,212
      4,300 Mercantile Bankshares Corp....      137,331
            Peoples Heritage Financial
      9,400 Group, Inc....................      141,588
      6,500 Protective Life Corp..........      206,781
                                             ----------
                                              1,312,181
                                             ----------
 Health Care -- 1.5%
      5,400 Pharmacia & Upjohn, Inc.......      243,000
                                             ----------
 Technology -- 15.8%
      4,300 3Com Corp. (a)................      202,100
            Advanced Micro Devices, Inc.
      7,800 (a)...........................      225,712
      4,400 Amdocs Ltd. (a)...............      151,800
            Comverse Technology, Inc.
      1,100 (a)...........................      159,225
            Cypress Semiconductor Corp.
      6,000 (a)...........................      194,250
      8,800 Digital Microwave Corp. (a)...      206,250
            International Business
      1,300 Machines Corp.................      140,400
      7,500 Newbridge Networks Corp. (a)..      169,219
      1,500 Plantronics, Inc. (a).........      107,344
     19,500 S3 Inc. (a)...................      225,469
     11,900 Seagate Technology, Inc. (a)..      554,094
     14,100 SpeedFam-IPEC, Inc. (a).......      182,419
        900 Technology Solutions Co. (a)..       29,475
                                             ----------
                                              2,547,757
                                             ----------
 Transportation -- 0.9%
            United Parcel Service Inc.,
      2,000 Class B Shares................      138,000
                                             ----------
            TOTAL COMMON STOCK
            (Cost -- $12,062,882).........   13,467,967
                                             ----------
    Face
   Amount
 ----------

 CONVERTIBLE CORPORATE BONDS -- 1.2%
 Consumer Cyclicals -- 1.2%
            Sunbeam Corp., Sr. Sub.
            Debentures:
 $1,000,000 Zero coupon due 3/25/18 (c)...      155,000
    250,000 Zero coupon due 3/25/18 ......       38,750
                                             ----------
            TOTAL CONVERTIBLE CORPORATE
            BONDS
            (Cost -- $212,735)............      193,750
                                             ----------

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 1999 (continued)

    Face
   Amount           Security               Value

---------------------------------------------------------------------------
 CORPORATE BONDS -- 1.4%
 Capital Goods -- 1.3%
            Harnischfeger
            Industries, Inc.,
            Debentures:
 $  160,000 8.900% due 3/1/22 (d)...    $    65,600
    175,000 8.700% due 6/15/22 (d)..         71,750
            7.250% due 12/15/25
    125,000 (d).....................         51,250
     40,000 6.875% due 2/15/27 (d)..         16,400
                                        -----------
                                            205,000
                                        -----------
 Consumer Cyclicals -- 0.0%
     15,000 Breed Technologies Inc.,
            9.250% due 4/15/08 (d)..            450
                                        -----------
 Financial Services -- 0.1%
    125,000 ContiFinancial Corp.,
            Sr. Notes 7.500% due
            3/15/02.................         15,000
                                        -----------
            TOTAL CORPORATE BONDS
            (Cost -- $259,652)......        220,450
                                        -----------
 Contracts

-------
 PURCHASED OPTIONS (a) -- 0.7%
          4 Amazon.com, Inc., Put @
            $80, Expire 1/22/00.....          3,600
         20 Rite Aid Corp., Put @
            $10, Expire 1/22/00.....            812
          9 S&P 500 Index, Call @
            $1,375, Expire 1/22/00..         92,025
         10 S&P 500 Index, Put @
            $1,425, Expire 1/22/00..         14,250
                                        -----------
            TOTAL PURCHASED OPTIONS
            (Cost -- $110,079)......        110,687
                                        -----------
            SUB-TOTAL INVESTMENTS
            (Cost -- $12,645,348)...     13,992,854
                                        -----------
    Face
   Amount

-------
 REPURCHASE AGREEMENT -- 13.2%
 $2,135,000 State Street Bank &
            Trust Co., 3.000% due
            1/3/00; Proceeds at
            maturity -- $2,135,534;
            (Fully collateralized by
            U.S. Treasury Bonds,
            6.125% due 8/15/07;
            Market value --
            $2,182,269)
            (Cost -- $2,135,000)....      2,135,000
                                        -----------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $14,780,348*)..    $16,127,854
                                        ===========

------
(a) Non-income producing security.
(b) Fair valued at December 31, 1999.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Security is currently in default.
 * Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:
  ADR -- American Depository Receipt.

                       See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 1999

ASSETS:
 Investments, at value (Cost -- $12,645,348)....................... $13,992,854
 Repurchase agreement, at value (Cost -- $2,135,000)...............   2,135,000
 Cash..............................................................         712
 Receivable for Fund shares sold...................................      39,809
 Receivable for securities and options sold........................      42,745
 Receivable from investment manager................................      22,374
 Dividend and interest receivable..................................      14,541
 Deferred organization costs.......................................      19,564
 Prepaid expenses..................................................         388
                                                                    -----------
 Total Assets......................................................  16,267,987
                                                                    -----------
LIABILITIES:
 Payable for securities and options purchased......................      45,306
 Payable for Fund shares purchased.................................       2,271
 Administration fees payable.......................................         594
 Accrued expenses..................................................      30,449
                                                                    -----------
 Total Liabilities.................................................      78,620
                                                                    -----------
 Total Net Assets.................................................. $16,189,367
                                                                    ===========
NET ASSETS:
 Par value of capital shares....................................... $     1,184
 Capital paid in excess of par value...............................  14,428,061
 Accumulated net realized gain from security transactions and
  options..........................................................     412,616
 Net unrealized appreciation of investments........................   1,347,506
                                                                    -----------
 Total Net Assets.................................................. $16,189,367
                                                                    ===========
Shares Outstanding.................................................   1,184,382
                                                                    -----------
Net Asset Value, per share.........................................      $13.67
                                                                    -----------

                       See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 1999

INCOME:
 Dividends.........................................................  $   84,085
 Interest..........................................................      61,146
 Less: Foreign withholding tax.....................................        (436)
                                                                     ----------
 Total Investment Income...........................................     144,795
                                                                     ----------
EXPENSES:
 Management fees (Note 2)..........................................      61,892
 Shareholder communications........................................      29,000
 Audit and legal...................................................      16,302
 Custody...........................................................      13,199
 Shareholder and system servicing fees.............................       7,321
 Amortization of deferred organization costs.......................       6,245
 Directors' fees...................................................       5,600
 Administration fees (Note 2)......................................       3,641
 Registration fees.................................................       2,099
 Other.............................................................       2,584
                                                                     ----------
 Total Expenses....................................................     147,883
 Less: Management fee waiver and expense reimbursement (Note 2)....     (75,069)
                                                                     ----------
 Net Expenses......................................................      72,814
                                                                     ----------
Net Investment Income..............................................      71,981
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND OPTIONS (NOTES 3 AND 5):
 Net Realized Gain (Loss) From:
 Security transactions (excluding short-term securities)...........     953,050
 Options purchased.................................................    (117,861)
 Options written...................................................      17,987
                                                                     ----------
 Net Realized Gain.................................................     853,176
                                                                     ----------
 Change in Net Unrealized Appreciation of Investments:
 Beginning of year.................................................     480,856
 End of year.......................................................   1,347,506
                                                                     ----------
 Increase in Net Unrealized Appreciation...........................     866,650
                                                                     ----------
Net Gain on Investments and Options................................   1,719,826
                                                                     ----------
Increase in Net Assets From Operations.............................  $1,791,807
                                                                     ==========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Years Ended December 31,

                                                          1999       1998(a)
                                                       -----------  ----------
OPERATIONS:
 Net investment income................................ $    71,981  $   32,247
 Net realized gains...................................     853,176      51,566
 Increase in net unrealized appreciation..............     866,650     480,856
                                                       -----------  ----------
 Increase in Net Assets From Operations...............   1,791,807     564,669
                                                       -----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income................................     (71,981)    (32,219)
 Net realized gains...................................    (438,071)    (54,083)
                                                       -----------  ----------
 Decrease in Net Assets From Distributions to
  Shareholders........................................    (510,052)    (86,302)
                                                       -----------  ----------
FUND SHARE TRANSACTIONS (NOTE 9):
 Net proceeds from sale of shares.....................  13,806,423   3,867,574
 Net asset value of shares issued for reinvestment of
  dividends...........................................     510,052      86,302
 Cost of shares reacquired............................  (3,698,746)   (142,370)
                                                       -----------  ----------
 Increase in Net Assets From Fund Share Transactions..  10,617,729   3,811,506
                                                       -----------  ----------
Increase in Net Assets................................  11,899,484   4,289,873
NET ASSETS:
 Beginning of year....................................   4,289,883          10
                                                       -----------  ----------
 End of year.......................................... $16,189,367  $4,289,883
                                                       ===========  ==========

------
(a) For the period from February 17, 1998 (commencement of operations) to De-cember 31, 1998.

                       See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Variable Capital Fund ("Fund") is a separate non-diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios:
Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and
(k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five-year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.85% of its average daily net assets. This fee is calculated daily and paid monthly.

For the year ended December 31, 1999, SBAM waived all of the management fees payable by the Fund and reimbursed expenses of $13,177.

Notes to Financial Statements
(continued)

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the year ended December 31, 1999, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received brokerage commissions of $400 from the Fund.

3. Investments

During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases........................................................... $16,461,638
                                                                     ===========
Sales............................................................... $ 8,179,099
                                                                     ===========

At December 31, 1999, the aggregate gross unrealized appreciation and deprecia-tion of investments for Federal income tax purposes were substantially as fol-lows:

Gross unrealized appreciation....................................... $1,913,086
Gross unrealized depreciation.......................................   (565,580)
                                                                     ----------
Net unrealized appreciation......................................... $1,347,506
                                                                     ==========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government se-curities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will re-alize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1999, the Fund had purchased call and put options with a total cost of $110,079.

Notes to Financial Statements
(continued)

When the Fund writes a call or put option, an amount equal to the premium re-ceived by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing pur-chase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying secu-rity, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exer-cised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written call option transactions occurred during the year ended December 31, 1999:

                                                            Number of
                                                            Contracts Premiums
                                                            --------- --------
Options written, outstanding at December 31, 1998..........     --    $     0
Options written during the year ended December 31, 1999....    105     29,895
Options canceled in closing purchase transactions..........    (87)   (26,101)
Options expired............................................    (18)    (3,794)
                                                               ---    -------
Options written, outstanding at December 31, 1999..........     --    $     0
                                                               ===    =======

The following written put option transactions occurred during the year ended December 31, 1999:

                                                            Number of
                                                            Contracts Premiums
                                                            --------- --------
Options written, outstanding at December 31, 1998..........     --    $     0
Options written during the year ended December 31, 1999....     81     15,757
Options canceled in closing purchase transactions..........    (60)   (12,520)
Options expired............................................    (21)    (3,237)
                                                               ---    -------
Options written, outstanding at December 31, 1999..........     --    $     0
                                                               ===    =======


6. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash and other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1999, the Fund did not hold any when-issued securities.

Notes to Financial Statements
(continued)

7. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated to cover the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1999, the Fund did not hold any TBA securities.

8. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash and other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1999, the Fund did not have any securities on loan.

9. Capital Stock

At December 31, 1999, the Series had 10,000,000,000 shares of capital stock au-thorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and dis-tributions made by the Fund.

Transactions in shares were as follows:

                                           Year Ended          Year Ended
                                        December 31, 1999 December 31, 1998(a)
                                        ----------------- --------------------
Shares sold............................     1,068,547           376,499
Shares issued on reinvestment of
 dividends.............................        37,504             7,459
Shares reacquired......................      (292,353)          (13,275)
                                            ---------           -------
Net Increase...........................       813,698           370,683
                                            =========           =======

------
(a) For the period February 17, 1998 (commencement of operations) through De-cember 31, 1998.

Financial Highlights

For a share of capital stock outstanding for the year ended December 31:

                                                              1999    1998(1)
                                                             -------  -------
Net Asset Value, Beginning of Year.......................... $ 11.57  $10.00
                                                             -------  ------
Income From Operations:
 Net investment income (2)..................................    0.07    0.09
 Net realized and unrealized gains..........................    2.49    1.72
                                                             -------  ------
 Total Income From Operations...............................    2.56    1.81
                                                             -------  ------
Less Distributions From:
 Net investment income......................................  (0.07)   (0.09)
 Net realized gains.........................................  (0.39)   (0.15)
                                                             -------  ------
 Total Distributions........................................  (0.46)   (0.24)
                                                             -------  ------
Net Asset Value, End of Year................................ $ 13.67  $11.57
                                                             =======  ======
Total Return (3)............................................   22.08%  18.12%++
Net Assets, End of Year (000s).............................. $16,189  $4,290
Ratios to Average Net Assets (2):
 Expenses (4)...............................................    1.00%   1.00%+
 Net investment income......................................    0.99%   1.35%+
Portfolio Turnover Rate.....................................     119%    116%

------
(1) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(2) SBAM has waived all of its management fees for year ended December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $13,177 and $33,776 in expenses for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                           Net Investment Income Expense Ratios Without Fee
                            Per Share Decreases  Waivers and Reimbursement
                           --------------------- --------------------------
          1999............         $0.06                    1.99%
          1998............          0.15                    3.26+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
(4) As a result of a voluntary expense limitation, expense ratios will not ex-ceed 1.00%.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Variable Capital Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Capital Fund ("Fund") at December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period February 17, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, N.Y.
February 15, 2000

Tax Information
(unaudited)


For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1999:

  . A corporate dividends received deduction of 9.57%.

  . Total long-term capital gain distributions paid of $2,931.

                      [This page intentionally left blank]

                   Salomon Brothers Variable Series Funds Inc


INVESTMENT MANAGER
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048

CUSTODIAN
     PNC Bank, N.A.
     17th and Chestnut Streets
     Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

INDEPENDENT ACCOUNTANTS
     PricewaterhouseCoopers LLC
     1177 Avenue of the Americas
     New York, New York 10036

Directors

CHARLES F. B ARBER
     Consultant; formerly Chairman; ASARCO Incorporated

CAROL L. COLMAN
     Consultant, Colman Consulting

DANIEL P. C RONIN
     Vice President-General Counsel,
     Pfizer International Inc.

HEATH B. MCLENDON
     Chairman and President;
     Managing Director, Salomon Smith Barney Inc.
     President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

Officers

HEATH B. MCLENDON
     Chairman and President

LEWIS E. DAIDONE
     Executive Vice President and Treasurer

ROSS S. MARGOLIES
     Executive Vice President

BETH A. SEMMEL
     Vice President

PETER J. WILBY
     Executive Vice President

GEORGE J. WILLIAMSON
     Executive Vice President

JOHN B. CUNNINGHAM
     Executive Vice President

ANTHONY PACE
     Controller

CHRISTINA T. SYDOR
     Secretary

                           ====================
                               Salomon Brothers
                               ====================
                                   Asset Management



             SEVEN WORLD TRADE CENTER  o  NEW YORK, NEW YORK 10048


                                        Annual
SALOMON BROTHERS                        Report
 Variable Series Funds Inc              1999
                                        DECEMBER 31, 1999


                                        . INVESTORS FUND

SALOMON BROTHERS VARIABLE SERIES FUNDS INC
 Our Message to You

DEAR SHAREHOLDER:

We are pleased to provide you with the annual report for the Salomon Brothers Variable Investors Fund ("Fund") for the year ended December 31, 1999. This letter discusses general economic and market conditions as well as major Fund developments during the reporting period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

INVESTMENT STRATEGY

The Fund continues to focus on stocks with attractive valuations and favorable earnings growth prospects. Despite the strong performance of the major market indices in 1999, we continue to find attractively valued opportunities. Recently, we have added to consumer staples names like Safeway and Ralston Purina. We have also modestly increased our financials weighting due to attractive valuations. If we see a correction in selected technology names, we will look to increase our weighting in that sector as well. And while no guarantees can be made, we are confident that our value strategy should continue to reward shareholders over time.

Morningstar, Inc.'s large-cap growth category returned 36.0% for the year ended December 31, 1999 versus 5.9% for the large-cap value category for the same time period. (Morningstar, Inc. is a major fund rating organization.) The Fund comfortably outperformed its large-cap value peers, returning 11.65%, but lagged the broad market.

MARKET OVERVIEW AND OUTLOOK

The stock market finished its fifth consecutive year of returns in excess of 20% with the Standard & Poor's 500 Index ("S&P 500"), a market capitalization-weighted measure of 500 widely held common stocks, returning 21.03%. Once again, large-cap growth stocks, particularly in the technology sector, dominated the stock market's performance. The major market indices performed quite well despite increasing interest rates throughout the year. At the beginning of 1999, the 30-year U.S. Treasury Bond yielded 5.1%; by year-end, the yield had increased to 6.5%.

During the second quarter of 1999, higher interest rates in the U.S. caused investors to take profits in the technology sector and look beyond the narrow group of stocks that had driven the market's performance. Investors shifted into cyclical stocks as a result of improving worldwide economic growth. This rotation into value stocks proved fleeting, however, as growth stocks returned to the forefront again in the third quarter. As interest rates continued to increase, many investors sought out companies exhibiting strong unit growth, particularly technology stocks. Market breadth narrowed once again.
Moreover, the focus on technology stocks gained considerable momentum during the fourth quarter of 1999. As a result of the technology sector's strong performance throughout the year, technology stocks at year end accounted for roughly 30% of the S&P 500, up from 19% a year ago.

As previously noted, 1999 stock market returns were narrowly distributed. In fact, only half the stocks in the S&P 500 had a positive return for the year. Just seven stocks accounted for half of the S&P 500's performance; these stocks included Microsoft, Cisco, GE, Wal-Mart, Oracle, Nortel and Qualcomm. Large-cap growth stocks, driven by the technology sector, significantly outperformed their large-cap value peers.

In 1999, the S&P 500's performance was predominately led by technology; the consumer staples, health care, transportation and utility sectors had negative returns for the year. The Fund benefited from its technology holdings, but our underweight position penalized our relative performance. Within technology, 3Com, Corning, Hewlett-Packard, Alcatel and Texas Instruments led the Fund's performance. Other significant contributors included Liberty Media and Morgan Stanley Dean Witter. The Fund's tobacco holdings, which have subsequently been reduced, held back performance.

In 2000, we expect the U.S. economy to begin to slow as a result of recent and anticipated interest rate increases by the Federal Reserve Board. With interest rates and commodity prices trending up and corporate profits and GDP growth expected to slow, stock market returns may not be as buoyant as in recent years. Given the significant weighting of the technology sector in the S&P 500, the performance of technology stocks will have an important impact on the market's overall performance. We do expect market breadth to improve this year, which we are already beginning to see. In a broader market, stock selection should become more important than sector momentum. Given our strong and experienced team of analysts, we would expect the Fund to benefit from this anticipated increased market breadth. (Of course, no guarantees can be given that these expected market conditions will take place.)

We appreciate your investment with the Salomon Brothers Variable Investors Fund. We look forward to serving your financial needs in the new century.

Cordially,

/s/ Heath B. McLendon         /s/ John B. Cunningham

Heath B. McLendon             John B. Cunningham
Chairman and President        Vice President

January 20, 2000

The graph to the right depicts the performance of the Investors Fund versus the Standard & Poor's 500 Stock Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


HISTORICAL PERFORMANCE (unaudited)
SALOMON BROTHERS VARIABLE INVESTORS FUND
Comparison of $10,000 Investment in the Fund with Standard & Poor's 500 Stock Index

[GRAPH]

[PLOT POINTS TO COME]


Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.


--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------
                             Net Asset Value
                           -------------------
                           Beginning     End     Income   Capital Gain    Total
Year Ended                  of Year    of Year  Dividend  Distribution  Returns+
--------------------------------------------------------------------------------
12/31/99                    $11.01      $12.23   $0.06        $0.00      11.65%
--------------------------------------------------------------------------------
Inception* -- 12/31/98       10.00       11.01    0.05         0.00      10.55++
--------------------------------------------------------------------------------
                                                 $0.11        $0.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------
Year Ended 12/31/99                                                      11.65%
--------------------------------------------------------------------------------
Inception* through 12/31/99                                              11.94
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------
Inception* through 12/31/99                                              23.43%
--------------------------------------------------------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception date is February 17, 1998.

Schedule of Investments
December 31, 1999

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 91.1%
 Basic Industries -- 3.5%
   10,200 Alcoa Inc. ..............................................   $  846,600
   17,900 International Paper Co. .................................    1,010,231
                                                                      ----------
                                                                       1,856,831
                                                                      ----------

 Capital Goods -- 3.9%
   14,600 Honeywell International Inc. ............................      842,237
   12,800 Ingersoll-Rand Co........................................      704,800
   12,400 Tyco International Ltd. .................................      482,050
                                                                      ----------
                                                                       2,029,087
                                                                      ----------

 Communications -- 7.7%
   16,500 Bell Atlantic Corp.......................................    1,015,781
    3,200 General Motors Corp., Class H Shares (a).................      307,200
   13,700 GTE Corp. ...............................................      966,706
   15,750 MCI WorldCom, Inc. (a)...................................      835,734
   18,700 SBC Communications Inc. .................................      911,625
                                                                      ----------
                                                                       4,037,046
                                                                      ----------

 Consumer Cyclicals -- 4.9%
    9,000 Costco Wholesale Corp. (a)...............................      821,250
   11,600 Dayton Hudson Corp. .....................................      851,875
   17,600 Federated Department Stores, Inc. (a)....................      889,900
                                                                      ----------
                                                                       2,563,025
                                                                      ----------

 Consumer Non-Cyclicals -- 16.7%
   16,000 AT&T Corp. - Liberty Media Group, Class A Shares (a).....      908,000
   20,800 Coca-Cola Enterprises Inc................................      418,600
   21,100 Delhaize America, Inc....................................      428,594
   71,900 Nabisco Group Holdings Corp..............................      763,938
   37,400 News Corp. Ltd. ADR......................................    1,250,563
   53,000 Pepsi Bottling Group, Inc................................      877,813
   25,900 Philip Morris Cos. Inc...................................      600,556
   16,300 R.J. Reynolds Tobacco Holdings, Inc......................      287,288
   33,200 Ralston Purina Co........................................      925,450
   30,000 Safeway Inc. (a).........................................    1,066,875
   41,100 Tyson Foods Inc., Class A Shares.........................      667,875
    8,900 Viacom Inc., Class B Shares (a)..........................      537,894
                                                                      ----------
                                                                       8,733,446
                                                                      ----------

 Energy -- 10.2%
    9,600 Amerada Hess Corp. ......................................      544,800
    7,000 Atlantic Richfield Co. ..................................      605,500
   21,700 Burlington Resources Inc. ...............................      717,456
   30,900 Conoco Inc., Class A Shares..............................      764,775
   13,100 Royal Dutch Petroleum Co. ...............................      791,731
   14,100 Total Fina S.A. ADR......................................      976,425
   14,500 Unocal Corp. ............................................      486,656
   18,500 USX Marathon Group.......................................      456,719
                                                                      ----------
                                                                       5,344,062
                                                                      ----------

 Financial Services -- 17.7%
    4,400 American Express Co......................................      731,500
    7,300 American General Corp....................................      553,887

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 1999 (continued)

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 Financial Services -- 17.7% (continued)
   16,100 Associates First Capital Corp............................   $  441,744
   29,700 The Bank of New York Co., Inc............................    1,188,000
   12,100 The Chase Manhattan Corp.................................      940,019
   17,600 Comerica, Inc............................................      821,700
   21,200 Fleet Boston Financial Corp..............................      738,025
   11,800 Freddie Mac..............................................      555,338
    8,000 Goldman Sachs Group, Inc.................................      753,500
   17,600 Household International, Inc.............................      655,600
    9,500 Morgan Stanley Dean Witter & Co..........................    1,356,125
   16,900 UnumProvident Corp.......................................      541,856
                                                                      ----------
                                                                       9,277,294
                                                                      ----------

 Health Care -- 7.6%
   14,100 Abbott Laboratories, Inc. ...............................      512,006
   11,800 American Home Products Corp. ............................      465,362
   21,600 Becton, Dickinson & Co. .................................      577,800
   12,800 Eli Lilly & Co. .........................................      851,200
   11,200 Merck & Co., Inc. .......................................      751,100
   18,500 Pharmacia & Upjohn, Inc. ................................      832,500
                                                                      ----------
                                                                       3,989,968
                                                                      ----------

 Technology -- 15.0%
   15,600 3Com Corp. (a)...........................................      733,200
   25,900 Alcatel S.A. ADR.........................................    1,165,500
   17,600 Compuware Corp. (a)......................................      655,600
    7,200 Corning Inc. ............................................      928,350
    9,600 Hewlett-Packard Co. .....................................    1,093,800
    8,600 Intel Corp. .............................................      707,887
    9,500 International Business Machines Corp. (a)................    1,026,000
   22,400 Seagate Technology Inc. .................................    1,043,000
    5,200 Texas Instruments Inc. ..................................      503,750
                                                                      ----------
                                                                       7,857,087
                                                                      ----------

 Transportation -- 2.3%
   17,900 Canadian National Railway Co. ...........................      470,994
   17,200 Canadian Pacific Ltd. ...................................      370,875
    5,500 Union Pacific Corp. .....................................      239,938
    1,800 United Parcel Service, Inc., Class B Shares..............      124,200
                                                                      ----------
                                                                       1,206,007
                                                                      ----------

 Utilities -- 1.6%
   12,400 The Coastal Corp. .......................................      439,425
   13,200 The Williams Cos., Inc. .................................      403,425
                                                                      ----------
                                                                         842,850
                                                                      ----------
          TOTAL COMMON STOCK
          (Cost -- $43,988,382)....................................   47,736,703
                                                                      ----------

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 1999 (continued)

    Face
   Amount                          Security                            Value

-------------------------------------------------------------------------------

 CONVERTIBLE CORPORATE BONDS -- 0.8%
 Telecommunications & Utilities -- 0.8%
            NTL Inc.:
 $   75,000 7.000% due 12/15/08..................................   $   198,375
    225,000 5.750% due 12/15/09 (b)..............................       243,000
                                                                    -----------
            TOTAL CONVERTIBLE CORPORATE BONDS
            (Cost -- $302,137)...................................       441,375
                                                                    -----------
 Contracts

--------

 PURCHASED OPTIONS (a) -- 0.1%

         44 American Express Co., Put @ $150, Expire 1/22/00.....         6,325
         52 Texas Instruments Inc., Put @ $57.5, Expire 1/22/00..           484
         80 Tyco International Ltd., Put @ $40, Expire 1/22/00...        24,000
            Tyco International Ltd., Put @ $42.5, Expire
         44 1/22/00..............................................        20,625
                                                                    -----------
            TOTAL PURCHASED OPTIONS
            (Cost -- $96,555)....................................        51,434
                                                                    -----------
    Face
   Amount

--------

 REPURCHASE AGREEMENT -- 8.0%
 $4,209,000 State Street Bank & Trust Co., 3.000% due 1/3/00;
             Proceeds at maturity -- $4,210,052; (Fully
             collateralized by U.S.
             Treasury Bonds, 9.125% due 5/15/18; Market value --
              $4,298,044) (Cost -- $4,209,000) ..................     4,209,000
                                                                    -----------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $48,596,074*)...............................   $52,438,512
                                                                    ===========

------
(a) Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:
  ADR - American Depository Receipt.

                       See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 1999

ASSETS:
 Investments, at value (Cost -- $48,596,074)....................... $52,438,512
 Receivable for Fund shares sold...................................     108,832
 Receivable for securities and options sold........................     163,370
 Interest and dividends receivable.................................      69,923
 Deferred organization costs.......................................      19,564
 Prepaid expenses..................................................         699
                                                                    -----------
 Total Assets......................................................  52,800,900
                                                                    -----------
LIABILITIES:
 Options written (Premiums received -- $117,925) (Note 5)..........     147,550
 Payable for Fund shares purchased.................................      59,500
 Management fees payable...........................................       4,649
 Administration fees payable.......................................       2,061
 Payable to bank...................................................         989
 Accrued expenses..................................................      44,218
                                                                    -----------
 Total Liabilities.................................................     258,967
                                                                    -----------
Total Net Assets................................................... $52,541,933
                                                                    ===========
NET ASSETS:
 Par value of capital shares....................................... $     4,295
 Capital paid in excess of par value...............................  49,029,478
 Accumulated net realized loss on investments and options..........    (304,653)
 Net unrealized appreciation of investments and options............   3,812,813
                                                                    -----------
Total Net Assets................................................... $52,541,933
                                                                    ===========
Shares Outstanding.................................................   4,295,219
                                                                    -----------
Net Asset Value, per share.........................................      $12.23
                                                                    -----------

                       See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME:
 Interest..........................................................  $  134,047
 Dividends.........................................................     401,984
 Less: Foreign withholding tax.....................................      (7,056)
                                                                     ----------
 Total Investment Income...........................................     528,975
                                                                     ----------
EXPENSES:
 Management fees (Note 2)..........................................     195,640
 Shareholder communications........................................      42,499
 Audit and legal...................................................      18,402
 Custody...........................................................      15,001
 Administration fees (Note 2)......................................      13,974
 Registration fees.................................................      12,800
 Shareholder and system servicing fees.............................       7,520
 Amortization of deferred organization costs.......................       6,245
 Directors' fees...................................................       5,600
 Other.............................................................       3,712
                                                                     ----------
 Total Expenses....................................................     321,393
 Less: Management fee waiver (Note 2)..............................     (46,955)
                                                                     ----------
 Net Expenses......................................................     274,438
                                                                     ----------
Net Investment Income..............................................     254,537
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS
 (NOTES 3 AND 5):
 Realized Gain (Loss) From:
 Security transactions (excluding short-term securities)...........     (66,650)
 Options purchased.................................................      35,825
 Options written...................................................      13,365
                                                                     ----------
 Net Realized Loss.................................................     (17,460)
                                                                     ----------
 Change in Net Unrealized Appreciation of Investments and Options:
 Beginning of year.................................................   1,361,226
 End of year.......................................................   3,812,813
                                                                     ----------
 Increase in Net Unrealized Appreciation...........................   2,451,587
                                                                     ----------
Net Gain on Investments and Options ...............................   2,434,127
                                                                     ----------
Increase in Net Assets From Operations.............................  $2,688,664
                                                                     ==========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Years Ended December 31,

                                                          1999        1998(a)
                                                       -----------  -----------
OPERATIONS:
 Net investment income...............................  $   254,537  $    52,000
 Net realized loss...................................      (17,460)    (290,609)
 Increase in net unrealized appreciation.............    2,451,587    1,361,226
                                                       -----------  -----------
 Increase in Net Assets From Operations..............    2,688,664    1,122,617
                                                       -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income...............................     (265,202)     (50,003)
 Capital.............................................           --       (3,019)
                                                       -----------  -----------
 Decrease in Net Assets From Distributions to
  Shareholders.......................................     (265,202)     (53,022)
                                                       -----------  -----------
FUND SHARE TRANSACTIONS (NOTE 10):
 Net proceeds from sale of shares....................   42,532,124   13,154,932
 Net asset value of shares issued for reinvestment of
  dividends..........................................      265,202       53,022
 Cost of shares reacquired...........................   (5,716,552)  (1,239,862)
                                                       -----------  -----------
 Increase in Net Assets From Fund Share
  Transactions.......................................   37,080,774   11,968,092
                                                       -----------  -----------
Increase in Net Assets...............................   39,504,236   13,037,687
NET ASSETS:
 Beginning of year...................................   13,037,697           10
                                                       -----------  -----------
 End of year*........................................  $52,541,933  $13,037,697
                                                       ===========  ===========
* Includes undistributed net investment income of: ..           --         $701
                                                       ===========  ===========

------
(a) For the period from February 17, 1998 (commencement of operations) to De-cember 31, 1998.

                       See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Variable Investors Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek long-term growth of capital and secondarily current income. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $12,084 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Co. Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.70% of its average daily net assets. This fee is calculated daily and paid monthly.

Notes to Financial Statements
(continued)

For the year ended December 31, 1999, SBAM waived a portion of the management fees amounting to $46,955.

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the year ended December 31, 1999, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received brokerage commissions of $474 from the Fund.

3. Investments

During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases........................................................... $47,135,879
                                                                     ===========
Sales............................................................... $13,197,628
                                                                     ===========

At December 31, 1999, the aggregate gross unrealized appreciation and deprecia-tion of investments for Federal income tax purposes were substantially as fol-lows:

Gross unrealized appreciation...................................... $ 6,664,317
Gross unrealized depreciation......................................  (2,821,879)
                                                                    -----------
Net unrealized appreciation........................................ $ 3,842,438
                                                                    ===========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1999, the Fund held purchased put options with a total cost of $96,555.

Notes to Financial Statements
(continued)


When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written call option transactions occurred during the year ended December 31, 1999:

                                                             Number of
                                                             Contracts Premiums
                                                             --------- --------
Options written, outstanding at December 31, 1998...........      0    $      0
Options written ............................................    242     132,434
Options canceled in closing purchase transactions...........    (22)    (14,509)
                                                                ---    --------
Options written, outstanding at December 31, 1999...........    220    $117,925
                                                                ===    ========

The following table represents the written call option contracts open at Decem-ber 31, 1999:

 Number 0f                                                    Strike
 Contracts                                         Expiration Price    Value
 ---------                                         ---------- ------ ---------
    44     American Express Co..................    1/22/00    $170  $ (19,525)
    52     Texas Instruments Inc................    1/22/00      75   (119,600)
    80     Tyco International Ltd...............    1/22/00      45     (6,500)
    44     Tyco International Ltd...............    1/22/00    47.5     (1,925)
                                                                     ---------
           Total Options Written (Premiums
           received -- $117,925)................                     $(147,550)
                                                                     =========

6. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1999, the Fund did not hold any when-issued securities.

Notes to Financial Statements
(continued)

7. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1999, the Fund did not hold any TBA securities.

8. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1999, the Fund did not have any securities on loan.

9. Capital Loss Carryforward

At December 31, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $97,000, available to offset future capital gains through December 31, 2007. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed.

10. Capital Stock

At December 31, 1999, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                           Year Ended          Year Ended
                                        December 31, 1999 December 31, 1998(a)
                                        ----------------- --------------------
Shares sold............................     3,579,315          1,299,803
Shares issued on reinvestment of
 dividends.............................        21,756              4,816
Shares reacquired......................      (489,624)          (120,848)
                                            ---------          ---------
Net Increase...........................     3,111,447          1,183,771
                                            =========          =========

------
(a) For the period February 17, 1998 (commencement of operations) through December 31, 1998.

Financial Highlights

For a share of capital stock outstanding for the year ended December 31:

                                                              1999    1998(1)
                                                             -------  -------
Net Asset Value, Beginning of Year.......................... $ 11.01  $ 10.00
                                                             -------  -------
Income From Operations:
 Net investment income (2)..................................    0.06     0.05
 Net realized and unrealized gain ..........................    1.22     1.01
                                                             -------  -------
 Total Income From Operations...............................    1.28     1.06
                                                             -------  -------
Less Distributions From:
 Net investment income......................................   (0.06)   (0.05)
 Capital....................................................      --    (0.00)*
                                                             -------  -------
 Total Distributions........................................   (0.06)   (0.05)
                                                             -------  -------
Net Asset Value, End of Year................................ $ 12.23  $ 11.01
                                                             =======  =======
Total Return (3)............................................   11.65%   10.55%++
Net Assets, End of Year (000s).............................. $52,542  $13,038
Ratios to Average Net Assets (2):
 Expenses (4)...............................................    0.98%    1.00%+
 Net investment income......................................    0.91     1.14+
Portfolio Turnover Rate.....................................      51%      62%

------
(1) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(2) SBAM has waived all or part of its management fees for the year ended December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $17,030 in expenses for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                                     Expense Ratios Without
                               Net Investment Income   Fee Waivers and/or
                                Per Share Decreases  Expense Reimbursements
                               --------------------- ----------------------
           1999...............         $0.01                  1.15%
           1998...............          0.04                  2.07+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
(4) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
 *  Amount represents less than $0.01.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Variable Investors Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Investors Fund ("Fund") at December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period February 17, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, N.Y.
February 15, 2000

Tax Information
(unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1999:

  . A corporate dividends received deduction of 100%.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER                           Officers
   Salomon Brothers Asset Management Inc     HEATH B. MCLENDON
   7World Trade Center                         Chairman and President
   New York, New York 10048                  LEWIS E. DAIDONE
                                               Executive Vice President and Treasurer
CUSTODIAN                                    ROSS S. MARGOLIES
   PNC Bank, N.A.                              Executive Vice President
   17th and Chestnut Streets                 BETH A. SEMMEL
   Philadelphia, Pennsylvania 19103            Executive Vice President
                                             PETER J. WILBY
LEGAL COUNSEL                                  Executive Vice President
   Simpson Thacher & Bartlett                GEORGE J. WILLIAMSON
   425 Lexington Avenue                        Executive Vice President
   New York, New York 10017                  JOHN B. CUNNINGHAM
                                               Vice President
INDEPENDENT ACCOUNTANTS                      ANTHONY PACE
   PricewaterhouseCoopers LLP                  Controller
   1177 Avenue of the Americas               CHRISTINA T. SYDOR
   New York, New York 10036                    Secretary


Directors
CHARLES F. BARBER
   Consultant; formerly Chairman; ASARCO Incorporated
CAROL L. COLMAN
   Consultant, Colman Consulting
DANIEL P. CRONIN
   Vice President-General Counsel, Pfizer International Inc.
HEATH B. MCLENDON
   Chairman and President;
   Managing Director, Salomon Smith Barney Inc.
   President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

                             Salomon Brothers
                                   Asset Management

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048

SALOMON BROTHERS
Variable Series Funds Inc

                                   [GRAPHIC]

Annual Report 1999

DECEMBER 31, 1999

 .  HIGH YIELD BOND FUND

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You

DEAR SHAREHOLDER:

We are pleased to provide the annual report for the Salomon Brothers Variable High Yield Bond Fund ("Fund") for the year ended December 31, 1999. This letter discusses general economic and market conditions as well as Fund highlights during the reporting period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow. We hope you find this report useful and informative.

INVESTMENT STRATEGY AND PERFORMANCE UPDATE

The Fund's primary objective is to maximize current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield fixed-income securities rated in the medium or lower rating categories, or those securities determined by the investment manager to be of comparable quality. The Fund commenced operations on May 1, 1998. For the year ended December 31, 1999, the Fund returned 5.56% versus the 1.73% return for the Salomon Smith Barney High Yield Market Index1 over the same period.

MARKET OVERVIEW

While benefiting from a strong economy, the high-yield bond market suffered from the following:

     1. a back-up in U.S. Treasuries due to concern about rising inflation;
     2. mutual fund outflows;
     3. a heavy new issues calendar;
     4. a reduction in broker-dealer liquidity;
     5. a volatile stock market; and
     6. a rise in default rates, especially among marginal commodity producers.

The period began with concerns that a weak recovery in Asia and recession in Latin America would trigger a slowdown in the U.S. economy. However, economic growth in the U.S. was stronger than anticipated, and supported by mutual fund inflows. The high-yield market rallied in the first four months of the year. However, in the second quarter of 1999, continued strong U.S. economic growth led to concerns about rising inflation. Heightened credit concerns also developed as default rates increased, particularly in commodities issuers exposed to global competition and pricing volatility, and in more speculative telecommunications issuers whose access to alternative capital markets was limited.

-------------
1 The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost.

These factors rattled individual investors, resulting in prolonged mutual fund outflows, which occurred for as long as nine consecutive weeks through the end of October and totaled roughly $422 million for the year. Finally, tightening broker-dealer liquidity and a heavy new issues calendar in the second and third quarters further constrained liquidity in the high-yield bond market. As a result, high-yield market returns were negative for the period from May through October.

As the period progressed, the high-yield market, driven by technical, credit and liquidity concerns, became increasingly selective in new issues and secondary markets and:

     .    preferred larger, more liquid issues from higher quality issuers;
     .    punished underperformers and negative news; and
     . demanded tighter covenant packages and higher yields from new issues, which effectively re-priced the secondary market to lower levels.

However, new issues volume declined to relatively low levels late in the year while in November and December, mutual fund outflows moderated and Collateralized Bond Obligation ("CBO") buying activity picked up dramatically, alleviating some of the pressure on liquidity in the high-yield market and enabling the market to recover modestly and post a positive return for the year.

For the period, the high-yield market's top performers included: commodities industries such as metals/mining, energy and paper & forest products, which benefited from material improvement in commodities prices; telecommunications, due to explosive industry growth, mergers & acquisitions activity and private equity investment; gaming, which benefited from investors' preference for defensive credits; and cable & media, which benefited from mergers and acquisitions activity.

The financial sector also outperformed as a result of savings & loans benefiting from:

     .    strong new home mortgage volume; and
     . their use of adjustable rate mortgages, a natural hedge against rising interest rates.

The worst performers included: health care, due to the industry's troubles with the recently imposed Medicare reimbursement system; textiles, which is suffering from cheaper imports; and consumer products, supermarkets/drugstores, automotive and services/other, which were all adversely affected by credit concerns at certain issuers. The capital goods sector also underperformed due to the market's preference for more defensive, higher-growth industry sectors. In terms of credit quality, investors favored the higher-quality credit tiers, such as "BB" issues, as they shunned "CCC" and lower quality single-B issues due to heightened credit concerns. "BB", "B" and "CCC" issues showed returns of 2.34%, 1.02% and negative 8.43%, respectively.

The Fund benefited from overweightings in the metals/mining, cable & media and gaming sectors. It was also helped by underweightings in the textiles, supermarkets/drugstores, health care sectors and "CCC"-rated issues. Performance was hurt, however, by an overweighting in capital goods and underweightings in telecommunications, energy and paper & forest products. During 1999, the Fund responded to market conditions by significantly increasing its overweighted position in cable & media, increasing its gaming exposure from an underweighting to an overweighting, trimming its overweighted position in capital goods and eliminating its already underweighted positions in health care and supermarkets/drugstores.

On December 31, 1999, the high-yield market yielded 11.41%, up from 10.28% at year-end 1998. The excess yield over U.S. Treasuries was 5.00%, down from 5.66% at 1998 year-end. We believe that these levels still represent attractive long-term value.

Going forward, we expect the high-yield bond market to modestly improve over the next six months as expectations for continued robust economic growth and improved technical factors, including:

     . mutual fund investors returning to the market after selling in late 1999 for tax or Y2K reasons;
     .    continued strong CBO demand; and
     . fund managers investing excess balance sheet cash held over the New Year for Y2K reasons, are partially offset by continued interest rate and credit concerns.

Thank you for your investment in the Salomon Brothers Variable High Yield Bond Fund. We look forward to helping you pursue your financial goals in the new century.

Cordially,

/s/ Heath B. McLendon                   /s/ Peter J. Wilby

Heath B. McLendon                       Peter J. Wilby
Chairman and President                  Executive Vice President

January 24, 2000

The following graph depicts the performance of the High Yield Bond Fund versus the Salomon Smith Barney High Yield Market Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

HISTORICAL PERFORMANCE (unaudited)
SALOMON BROTHERS VARIABLE HIGH YIELD BOND FUND
Comparison of $10,000 Investment in the Fund with Salomon Smith Barney High Yield Market Index

                High Yield Bond Fund   Salomon Brothers High-Yield Market Index
                --------------------   ----------------------------------------

  5/1/98               10,000                         10,000
    6-98               10,080                         10,049
   12-98               10,014                          9,902
    6-99               10,338                         10,078
12/31/99               10,566                          9,775

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                     Net Asset Value
                                 -----------------------
                                 Beginning         End           Income      Capital Gain     Return          Total
Year Ended                        of Year        of Year        Dividend     Distribution   of Capital       Returns+
======================================================================================================================
12/31/99                           $9.58          $9.22          $0.88          $0.00          $0.01           5.56%
----------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/98             10.00           9.58           0.43           0.00           0.00           0.14++
======================================================================================================================
                                                                 $1.31          $0.00          $0.01
======================================================================================================================

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------
Year Ended 12/31/99                                                        5.56%
--------------------------------------------------------------------------------
Inception* through 12/31/99                                                3.36%
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------
Inception* through 12/31/99                                                5.66%
================================================================================

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Inception date is May 1, 1998.

Schedule of Investments
December 31, 1999

   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 CORPORATE BONDS -- 58.7%

 Basic Industries -- 8.6%
          Glencore Nickel Property Ltd., Company Guaranteed,
 $125,000 9.000% due 12/1/14 .....................................   $  108,281
          Indesco International Inc., Sr. Sub. Notes, 9.750% due
  125,000 4/15/08.................................................       56,250
          Lyondell Chemical Co., Series B, Sr. Secured Notes,
  125,000 9.875% due 5/1/07.......................................      129,688
  125,000 Millar Western Forest, Sr. Notes, 9.875% due 5/15/08....      125,000
  125,000 Octel Development PLC, Sr. Notes, 10.000% due 5/1/06....      128,750
          P&L Coal Holdings Corp., Series B, Sr. Sub. Notes,
  125,000 9.625% due 5/15/08......................................      121,875
                                                                     ----------
                                                                        669,844
                                                                     ----------

 Consumer Cyclicals -- 6.1%
          Cole National Group, Inc., Sr. Sub. Notes, 8.625% due
  125,000 8/15/07.................................................       95,000
          HMH Properties, Inc., Series B, Sr. Notes, 7.875% due
  125,000 8/1/08..................................................      111,875
  125,000 Leslie's Poolmart, Sr. Notes, 10.375% due 7/15/04.......      111,875
          Pillowtex Corp., Series B, Sr. Sub. Notes, 9.000% due
   75,000 12/15/07................................................       32,250
          Prime Hospitality Corp., Series B, Sr. Sub. Notes,
  125,000 9.750% due 4/1/07.......................................      121,875
                                                                     ----------
                                                                        472,875
                                                                     ----------

 Consumer Non-Cyclicals -- 10.8%
          American Safety Razor Co., Series B, Sr. Notes, 9.875%
  125,000 due 8/1/05..............................................      123,125
          Anchor Advanced Products, Sr. Notes, 11.750% due
   50,000 4/1/04..................................................       43,000
  125,000 Delta Beverage Group, Sr. Notes, 9.750% due 12/15/03....      123,750
          Hines Horticulture Inc., Series B, Sr. Sub. Notes,
  125,000 11.750% due 10/15/05....................................      129,375
          Home Interiors & Gifts, Company Guaranteed, 10.125% due
  125,000 6/1/08..................................................      106,875
          Horseshoe Gaming L.L.C., Series B, Sr. Sub. Notes,
  125,000 9.375% due 6/15/07......................................      124,687
          Imperial Holly Corp., Sr. Sub. Notes, 9.750% due
  125,000 12/15/07................................................       90,625
          Revlon Consumer Products, Sr. Sub. Notes, 8.625% due
   20,000 2/1/08..................................................       10,200
          Sun International Hotels, Sub. Debentures, 9.000% due
   90,000 3/15/07.................................................       86,850
                                                                     ----------
                                                                        838,487
                                                                     ----------

 Energy -- 2.0%
          Canadian Forest Oil Ltd., Sr. Sub. Notes., 8.750% due
  100,000 9/15/07.................................................       95,750
  100,000 Clark R&M Inc., Sr. Sub. Notes, 8.875% due 11/15/07.....       60,500
                                                                     ----------
                                                                        156,250
                                                                     ----------

                                                                     ----------
                                                                        123,201
                                                                     ----------
 Financial Services -- 1.6%
  125,000 Airplanes Pass-Through Trust, Class D, Company
          Guaranteed, 10.875% due 3/15/12.........................      108,201
          ContiFinancial Corp., Sr. Notes:
   50,000 7.500% due 3/15/02......................................        6,000
   75,000 8.125% due 4/1/08.......................................        9,000


 Housing Related -- 1.5%
  125,000 Forest City Enterprises, Sr. Notes, 8.500% due 3/15/08..      117,344
                                                                     ----------
 Manufacturing -- 6.0%
          Breed Technologies Inc., Sr. Sub. Notes, 9.250% due
  100,000 4/15/08 (a)(b)..........................................        3,000
          Federal Mogul Corp., Company Guaranteed, 7.500% due
  125,000 1/15/09.................................................      113,281
   50,000 Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09........       42,000
          High Voltage Engineering, Sr. Notes, 10.500% due
   75,000 8/15/04.................................................       66,375
          Motors & Gears, Inc., Series D, Sr. Notes, 10.750% due
  125,000 11/15/06................................................      120,156
  125,000 Sequa Corp., Sr. Notes, 9.000% due 8/1/09...............      121,563
                                                                     ----------
                                                                        466,375
                                                                     ----------

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 1999 (continued)

   Face
  Amount                           Security                            Value

-------------------------------------------------------------------------------
 Media & Telecommunications -- 17.4%
           Allbritton Communications, Series B, Sr. Sub.
 $ 125,000 Debentures, 9.750% due 11/30/07........................   $  126,563
           Centennial Cellular, Sr. Sub. Notes, 10.750% due
    50,000 12/15/08...............................................       53,875
           Century Communications Corp., Series B, Sr. Discount
    75,000 Notes, zero coupon due 1/15/08.........................       33,375
   125,000 CSC Holdings Inc., Sr. Debentures, 7.625% due 7/15/18..      116,250
           Hollinger International Publishing, Sr. Sub. Notes,
   125,000 9.250% due 2/1/06......................................      124,063
   125,000 Insight Midwest, Sr. Notes, 9.750% due 10/1/09 (c).....      130,000
           Intermedia Communications Inc., Series B, Sr. Notes,
    75,000 8.600% due 6/1/08......................................       69,375
           Nextel Communications, Sr. Serial Redeemable Discount
           Notes, zero coupon until 2/15/03, 9.950% thereafter,
   200,000 due 2/15/08............................................      141,500
           NTL Inc., Series B, Sr. Notes, zero coupon until
   150,000 4/1/03, 9.750% thereafter, due 4/1/08..................      104,625
   125,000 Rogers Communications, Sr. Notes, 8.875% due 7/15/07...      127,031
           Telewest Communication PLC, Sr. Discount Notes, zero
           coupon until 4/15/04, 9.250% thereafter, due 4/15/09
   125,000 (c)....................................................       79,531
   200,000 United International Holdings Inc., Series B, Sr.
            Secured Discount Notes, zero coupon until 2/15/03,
            10.750% thereafter, due 2/15/08.......................      128,000
           World Color Press Inc., Sr. Sub. Notes, 8.375% due
   125,000 11/15/08...............................................      122,969
                                                                     ----------
                                                                      1,357,157
                                                                     ----------

 Services & Other -- 3.7%
    50,000 Allied Waste North America, Sr. Sub. Notes, 10.000% due
           8/1/09 (c).............................................       44,750
           Iron Mountain Inc., Sr. Sub. Notes, 8.750% due
   125,000 9/30/09................................................      120,938
           Safety-Kleen Services, Sr. Sub. Notes, 9.250% due
   125,000 6/1/08.................................................      124,062
                                                                     ----------
                                                                        289,750
                                                                     ----------

 Transportation -- 1.0%
           Enterprises Shipholding Inc., Sr. Notes, 8.875% due
   125,000 5/1/08.................................................       75,000
                                                                     ----------
           TOTAL CORPORATE BONDS
           (Cost -- $5,205,464)...................................    4,566,283
                                                                     ----------

 Argentina -- 4.8%
           Republic of Argentina:
   200,000 11.750% due 4/7/09.....................................      201,500
   175,000 Discount Bonds, Series L-GL, 6.875% due 3/31/23 (d)....      139,125
    35,000 Series BGL5, 11.375% due 1/30/17.......................       34,886
                                                                     ----------
                                                                        375,511
                                                                     ----------
 Brazil -- 6.9%
           Federal Republic of Brazil:
   206,000 14.500% due 10/15/09...................................      228,763
   133,076 C Bonds, 8.000% due 4/15/14 (e)........................      100,141
   140,000 DCB, Series L, 7.000% due 4/15/12 (d)..................      104,825
   125,000 NMB, Series L, 7.000% due 4/15/09 (d)..................      101,875
                                                                     ----------
                                                                        535,604
                                                                     ----------
 SOVEREIGN BONDS -- 31.2%


 Bulgaria -- 1.3%
           Republic of Bulgaria, Discount Bonds, Series A, 6.500%
   125,000 due 7/28/24 (d)........................................      100,391
                                                                     ----------

 Colombia -- 2.1%
           Republic of Colombia:
    30,000 11.442% due 8/13/05 (d)................................       29,025
   125,000 9.750% due 4/23/09.....................................      116,875
    20,000 8.700% due 2/15/16.....................................       15,700
                                                                     ----------
                                                                        161,600
                                                                     ----------

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 1999 (continued)

   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 Croatia -- 1.5%
          Republic of Croatia, FRB, Series A, 6.456% due 7/31/10
 $130,000 (d).....................................................   $  116,350
                                                                     ----------

 Ecuador -- 0.8%
          Republic of Ecuador, Par Bonds, 4.000% due 2/28/25
  185,000 (a)(d)..................................................       59,102
                                                                     ----------

 Ivory Coast -- 0.3%
  125,000 Republic of Ivory Coast, FLIRB, 2.000% due 3/29/18 (d)..       23,125
                                                                     ----------

 Mexico -- 2.7%
          Republic of Mexico:
  250,000 Par Bonds, Series W-B, 6.250% due 12/31/19..............      197,031
   15,000 Series XW, 10.375% due 2/17/09..........................       16,050
                                                                     ----------
                                                                        213,081
                                                                     ----------

 Panama -- 1.6%
  150,000 Republic of Panama, 8.875% due 9/30/27..................      127,125
                                                                     ----------

 Philippines -- 0.8%
   60,000 Republic of the Philippines, 9.875% due 1/15/19.........       59,513
                                                                     ----------

 Peru -- 1.2%
  150,000 Republic of Peru, FLIRB, 3.750% due 3/7/17 (d)..........       92,250
                                                                     ----------
 Poland -- 0.8%
          Republic of Poland:
   50,000 Par Bonds, 3.500% due 10/27/24 (d)......................       30,813
   50,000 RSTA Bonds, 4.000% due 10/27/24 (d).....................       33,062
                                                                     ----------
                                                                         63,875
                                                                     ----------
 Russia -- 2.6%
          Russian Government:
   50,000 11.500% due 6/10/03.....................................       38,375
  135,000 12.750% due 6/24/28.....................................       94,162
  400,000 IAN due 12/15/15 (a)(b).................................       72,000
                                                                     ----------
                                                                        204,537
                                                                     ----------
 Venezuela -- 3.8%
          Republic of Venezuela:
  125,000 13.625% due 8/15/18.....................................      111,875
   55,000 9.250% due 9/15/27......................................       36,575
  190,475 DCB, Series DL, 7.000% due 12/18/07 (c).................      150,475
                                                                     ----------
                                                                        298,925
                                                                     ----------
          TOTAL SOVEREIGN BONDS
          (Cost -- $2,191,820)....................................    2,430,989
                                                                     ----------
 LOAN PARTICIPATIONS -- 3.9%

 Algeria -- 1.7%
          The People's Democratic Republic of Algeria:
  125,000 Tranche 1, 6.812% due 9/4/06 (Chase) (d)(f).............       96,562
   50,000 Tranche 3, 6.812% due 3/4/10 (First Boston) (d)(f)......       35,875
                                                                     ----------
                                                                        132,437
                                                                     ----------

 Morocco -- 1.1%
   95,000 Kingdom of Morocco, Tranche A, 6.843% due 1/1/09 (Chase)
          (d)(f)..................................................       86,687
                                                                     ----------

 Russia -- 1.1%
  525,000 Russian Government, Principal Loan due 12/15/20 (J.P.
          Morgan, SBC Warburg) (a)(b)(f)..........................       86,625
                                                                     ----------
          TOTAL LOAN PARTICIPATIONS
          (Cost -- $230,662)......................................      305,749
                                                                     ----------

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 1999 (continued)

  Shares                       Security                        Value
-------------------------------------------------------------------------------
 PREFERRED STOCK (b) -- 0.0%
      219  TCR Holding Corp., Class B Shares..............   $        2
      121  TCR Holding Corp., Class C Shares..............            1
      318  TCR Holding Corp., Class D Shares..............            3
      658  TCR Holding Corp., Class E Shares..............            7
                                                             ----------
           TOTAL PREFERRED STOCK
           (Cost -- $78)..................................           13
                                                             ----------
 Warrants
 --------
 WARRANTS (b) -- 0.4%
      300  United Mexican States Warrants, Expire 2/18/00
           (Cost -- $24,060) .............................       30,000
                                                             ----------
 Contracts
 ---------
 PURCHASED OPTIONS (b) -- 0.0%
      750  Hong Kong Dollar, Put @ HKD 7.802%, Expire
           1/20/00........................................          450
    1,550  Hong Kong Dollar, Put @ HKD 7.816%, Expire
           1/26/00........................................           16
                                                             ----------
           TOTAL PURCHASED OPTIONS (Cost -- $20,856)......          466
                                                             ----------
   Face
  Amount
  ------
 REPURCHASE AGREEMENT -- 5.8%
 $449,000  State Street Bank & Trust Co., 3.000% due
            1/3/00; Proceeds at maturity -- $449,112;
            (Fully collateralized by U.S. Treasury Bonds,
            8.500% due 2/15/20; Market value -- $461,700)
            (Cost -- $449,000)............................      449,000
                                                             ----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $8,121,940*) .........................   $7,782,500
                                                             ==========
------
(a) Security is in default.
(b) Non-income producing securities.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Rate shown reflects rate in effect at December 31, 1999 on instrument with variable rates or step coupon rates.
(e) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
(f) Participation interests were acquired through the financial institutions indicated parenthetically.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  ------------------------------------
  DCB   -- Debt Conversion Bonds.
  FLIRB -- Front-Loaded Interest Reduction Bonds.
  FRB   -- Floating Rate Bonds.
  HKD   -- Hong Kong Dollar.
  IAN   -- Interest Arrears Notes.
  NMB   -- New Money Bonds.
  RSTA  -- Revolving Short-Term Agreement.

                       See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 1999

ASSETS:
 Investments, at value (Cost -- $8,121,940)......................... $7,782,500
 Cash...............................................................        628
 Receivable for Fund shares sold....................................        580
 Interest receivable................................................    177,620
 Receivable from investment manager.................................     14,651
 Prepaid expenses...................................................        464
 Other assets.......................................................      2,382
                                                                     ----------
 Total Assets.......................................................  7,978,825
                                                                     ----------
LIABILITIES:
 Payable for Fund shares purchased..................................      2,637
 Administration fee payable.........................................        350
 Accrued expenses...................................................     35,938
                                                                     ----------
 Total Liabilities..................................................     38,925
                                                                     ----------
Total Net Assets.................................................... $7,939,900
                                                                     ==========
NET ASSETS:
 Par value of capital shares........................................ $      861
 Capital paid in excess of par value................................  8,566,581
 Accumulated net realized loss from security transactions...........   (288,102)
 Net unrealized depreciation of investments.........................   (339,440)
                                                                     ----------
Total Net Assets.................................................... $7,939,900
                                                                     ==========
Shares Outstanding..................................................    861,076
                                                                     ----------
Net Asset Value, per share..........................................      $9.22
                                                                     ----------

                       See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 1999

INCOME:
 Interest...........................................................  $ 777,453
                                                                      ---------
EXPENSES:
 Management fees (Note 2)...........................................     55,217
 Shareholder communications.........................................     29,000
 Audit and legal....................................................     18,102
 Shareholder and system servicing fees..............................     12,271
 Directors' fees....................................................      5,600
 Administration fees (Note 2).......................................      3,681
 Registration fees..................................................      3,500
 Custody............................................................      1,800
 Other..............................................................      3,632
                                                                      ---------
 Total Expenses.....................................................    132,803
 Less: Management fee waiver and expense reimbursement (Note 2).....    (59,180)
                                                                      ---------
 Net Expenses.......................................................     73,623
                                                                      ---------
Net Investment Income...............................................    703,830
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
 Net Realized Loss From Security Transactions (excluding short-term securities):
 Proceeds from sales................................................  4,003,807
 Cost of securities sold............................................  4,231,110
                                                                      ---------
 Net Realized Loss..................................................   (227,303)
                                                                      ---------
 Increase in Net Unrealized Depreciation of Investments:
 Beginning of year..................................................   (275,564)
 End of year........................................................   (339,440)
                                                                      ---------
 Increase in Net Unrealized Depreciation............................    (63,876)
                                                                      ---------
Net Loss on Investments.............................................   (291,179)
                                                                      ---------
Increase in Net Assets From Operations..............................  $ 412,651
                                                                      =========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Years Ended December 31,

                                                          1999       1998(a)
OPERATIONS:                                            ----------  -----------
 Net investment income................................ $  703,830  $   300,589
 Net realized loss....................................   (227,303)     (60,799)
 Increase in net unrealized depreciation..............    (63,876)    (275,564)
                                                       ----------  -----------
 Increase (Decrease) in Net Assets From Operations....    412,651      (35,774)
                                                       ----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income................................   (703,830)    (300,589)
 Capital..............................................     (6,198)        (435)
                                                       ----------  -----------
 Decrease in Net Assets From Distributions to
  Shareholders........................................   (710,028)    (301,024)
                                                       ----------  -----------
FUND SHARE TRANSACTIONS (NOTE 12):
 Net proceeds from sale of shares.....................  4,847,107    8,698,225
 Net asset value of shares issued for reinvestment of
  dividends...........................................    572,293      301,024
 Cost of shares reacquired............................ (4,131,224)  (1,713,350)
                                                       ----------  -----------
 Increase in Net Assets From Fund Share Transactions..  1,288,176    7,285,899
                                                       ----------  -----------
Increase in Net Assets................................    990,799    6,949,101
NET ASSETS:
 Beginning of year....................................  6,949,101          --
                                                       ----------  -----------
 End of year.......................................... $7,939,900  $ 6,949,101
                                                       ==========  ===========

------
(a) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.
                       See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Variable High Yield Bond Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to maximize current income and secondarily to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment manage-ment fee calculated at the annual rate of 0.75% of its average daily net as-sets. This fee is calculated daily and paid monthly.

For the year ended December 31, 1999, SBAM waived all of its management fees and reimbursed expenses of $3,963.

Notes to Financial Statements
(continued)

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the year ended December 31, 1999, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received no brokerage commissions from the Fund.

3. Investments

During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases............................................................ $5,225,888
                                                                      ==========
Sales ............................................................... $4,003,807
                                                                      ==========

At December 31, 1999, the aggregate gross unrealized appreciation and deprecia-tion of investments for Federal income tax purposes were substantially as fol-lows:

Gross unrealized appreciation....................................... $ 373,935
Gross unrealized depreciation.......................................  (713,375)
                                                                     ---------
Net unrealized depreciation......................................... $(339,440)
                                                                     =========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government se-curities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash or other liquid securities with respect to the reverse repurchase agreements.

At December 31, 1999, the Fund did not have any open reverse repurchase agree-ments.

Notes to Financial Statements
(continued)

6. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will re-alize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1999, the Fund held purchased put options with a total cost of $20,856.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended December 31, 1999, the Fund did not write any call or put options.

7. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1999, the Fund did not hold any when-issued securities.

8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1999, the Fund did not hold any TBA securities.

Notes to Financial Statements
(continued)

9. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1999, the Fund did not have any securities on loan.

10. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At December 31, 1999, the Fund held loan participations with a total cost of $230,662.

11. Capital Loss Carryforward

At December 31, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $227,000, available to offset future capital gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. Expiration occurs on December 31 of the year indicated:

                                                        2006     2007    Total
                                                       ------- -------- --------
Carryforward Amounts.................................. $61,000 $166,000 $227,000
                                                       ======= ======== ========

12. Capital Stock

At December 31, 1999, the Series had 10,000,000,000 shares of capital stock au-thorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and dis-tributions made by the Fund.

Transactions in shares were as follows:

                                           Year Ended          Year Ended
                                        December 31, 1999 December 31, 1998(a)
                                        ----------------- --------------------
Shares sold............................      493,131             871,685
Shares issued on reinvestment of
 dividends.............................       62,274              31,422
Shares reacquired......................     (419,906)           (177,530)
                                            --------            --------
Net Increase...........................      135,499             725,577
                                            ========            ========

------
(a) For the period May 1, 1998 (commencement of operations) through December 31, 1998.

Financial Highlights
For a share of capital stock outstanding for the year ended December 31:

                                                               1999   1998(1)
                                                              ------  -------
Net Asset Value, Beginning of Year........................... $ 9.58  $10.00
                                                              ------  ------
Income (Loss) From Operations:
 Net investment income (2)...................................   0.88    0.43
 Net realized and unrealized loss............................  (0.35)  (0.42)
                                                              ------  ------
 Total Income From Operations................................   0.53    0.01
                                                              ------  ------
Less Distributions From:
 Net investment income.......................................  (0.88)  (0.43)
 Capital.....................................................  (0.01)  (0.00)*
                                                              ------  ------
 Total Distributions.........................................  (0.89)  (0.43)
                                                              ------  ------
Net Asset Value, End of Year................................. $ 9.22  $ 9.58
                                                              ======  ======
Total Return (3).............................................   5.56%   0.14%++
Net Assets, End of Year (000s)............................... $7,940  $6,949
Ratios to Average Net Assets (2):
 Expenses (4)................................................   1.00%   1.00%+
 Net investment income.......................................   9.56%   7.25%+
Portfolio Turnover Rate......................................     58%     37%

------
(1) For the period from May 1, 1998 (commencement of operations) through Decem-ber 31, 1998.
(2) SBAM has waived all or a portion of its management fees for the year ended December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for expenses of $3,963 and $11,942 for year ended December 31, 1999 and the period ended December 31, 1998, respectively. If such fees were not waived and expenses not reimbursed, the per share de-crease in net investment income and the actual expense ratio would have been as follows:

                                                          Expense Ratios
                                  Net Investment Income Without Fee Waivers
                                   Per Share Decreases   and Reimbursement
                                  --------------------- -------------------
           1999..................         $0.07                1.80%
           1998..................          0.06                2.04+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
(4) As a result of a voluntary expense limitation, expense ratios will not ex-ceed 1.00%.
 *  Amount represents less than $0.01.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Variable High Yield Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable High Yield Bond Fund ("Fund") at December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, N.Y.
February 15, 2000

                      [This page intentionally left blank]

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      World Trade Center
      New York, New York 10048

CUSTODIAN
      PNC Bank, N.A.
      17th and Chestnut Streets
      Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

Directors
CHARLES F. BARBER
      Consultant; formerly Chairman; ASARCO Inc.
CAROL L. COLMAN
      Consultant, Colman Consulting
DANIEL P. CRONIN
      Vice President-General Counsel,
      Pfizer International Inc.
HEATH B. MCLENDON
      Chairman and President;
      Managing Director, Salomon Smith Barney Inc.
      President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

Officers
HEATH B. MCLENDON
      Chairman and President
LEWIS E. DAIDONE
      Executive Vice President and Treasurer
ROSS S. MARGOLIES
      Executive Vice President
BETH A. SEMMEL
      Executive Vice President
PETER J. WILBY
      Executive Vice President
GEORGE J. WILLIAMSON
      Executive Vice President
JOHN B. CUNNINGHAM
      Vice President
ANTHONY PACE
      Controller
CHRISTINA T. SYDOR
      Secretary

                          [LOGO OF SALOMON BROTHERS]

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048

SALOMON BROTHERS
Variable Series Funds Inc

                                   [GRAPHIC]

Annual Report 1999

DECEMBER 31, 1999



 . SMALL CAP
  GROWTH FUND

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You

DEAR SHAREHOLDER:

We are pleased to provide the first annual report for the Salomon Brothers Variable Small Cap Growth Fund ("Fund") for the period ended December 31, 1999. This letter discusses general economic and market conditions as well as Fund highlights during the reporting period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow. We hope you find this report useful and informative.

INVESTMENT STRATEGY & PERFORMANCE UPDATE

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in securities of companies with market capitalizations similar to that of companies included in the Russell 2000 Index. The Russell 2000 Index includes companies with market capitalizations below the top 1,000 stocks of the equity market. As of June 30, 1999, the market capitalization of companies included in the Russell 2000 Index ranged from $80 million to $2.6 billion.

Since its inception on November 8, 1999 through December 31, 1999, the Fund returned 21.60%.

MARKET OVERVIEW & PORTFOLIO HIGHLIGHTS

The performance of the small-cap sector was driven by the technology and communications sectors which posted exceptional returns in 1999. In selecting the Fund's investments, we emphasize companies which we believe have favorable growth prospects and potential for significant capital appreciation. In selecting individual companies for investment, we look for companies that, in our view:

     . Either occupy a dominant position in an emerging industry or a growing market share in larger, fragmented industries;
     .    Have favorable near-term earnings trends;
     .    Exhibit high return on equity;
     .    Have strong financial conditions; and
     .    Have experienced and effective management.

We use a bottom-up approach to identify companies that we think will deliver sustainable revenue and earnings growth. (Bottom-up investing is a management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.) Ideally, companies should be in the early stages of sustainable high growth driven by new products, technology or consolidation within an industry. The Fund continues to look for many such opportunities in the technology, communications and consumer sectors, and has recently begun to increase weightings in health care.

The Fund's performance since inception is due in large part to its holdings in the technology, telecom and consumer sectors.1 The Fund's holding in Oak Industries (subsequently acquired by Corning, Inc. in early 2000), a leading vendor of optical components used in telecommunications networking equipment, positively contributed to its performance during the period. As a critical element of the Internet's physical infrastructure, the optical components market should, in our view, continue to grow well in excess of 100% per year due to high demand from Internet and data service providers for higher-bandwidth, optic-based equipment. We maintain positions in several companies poised to benefit from the continued growth of the Internet's overall infrastructure.

MARKET OUTLOOK

While no guarantees can be given, we believe that the small-cap growth market should broaden somewhat beyond the narrow focus on technology and telecommunications stocks in 2000. However, in our opinion, these two sectors should continue to provide market leadership. We are maintaining the Fund's strategy of focusing on high-growth companies with powerful franchises and market position, and firmly believe that our investment style can offer investors the potential for significant long-term price appreciation.

Thank you for your investment in the Salomon Brothers Variable Small Cap Growth Fund. We look forward to helping you pursue your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon                     /s/ Matthew P. Ziehl

Heath B. McLendon                         Matthew P. Ziehl
Chairman and President                    Vice President
                                          Member of Small Cap Growth
                                          Portfolio Management Team
January 31, 2000


---------
1 Please note that Portfolio holdings are subject to change.

Schedule of Investments
December 31, 1999

  Shares                          Security                             Value

-------------------------------------------------------------------------------
 COMMON STOCK -- 77.0%
 Basic Industries -- 3.1%
      600 The Geon Co.............................................   $   19,500
      700 OM Group, Inc...........................................       24,106
      800 Steel Dynamics, Inc. (a)................................       12,750
                                                                     ----------
                                                                         56,356
                                                                     ----------
 Communications -- 9.2%
      200 Cox Radio, Inc., Class A Shares (a).....................       19,950
      500 Electric Lightwave, Inc., Class A Shares (a)............        9,375
      300 Entercom Communications Corp. (a).......................       19,800
      800 GST Telecommunications, Inc. (a)........................        7,250
      700 ICG Communications Inc. (a).............................       13,125
      300 Intermedia Communications Inc. (a)......................       11,644
      200 Metromedia Fiber Network, Inc., Class A Shares (a)......        9,587
      300 Pac-West Telecom, Inc.(a)...............................        7,950
      300 Pegasus Communications Corp. (a)........................       29,325
          Rogers Cantel Mobile Communications Inc., Class B Shares
      400 (a).....................................................       14,550
      600 Sinclair Broadcast Group, Inc., Class A Shares (a)......        7,322
      200 WinStar Communications, Inc.(a).........................       14,975
                                                                     ----------
                                                                        164,853
                                                                     ----------

 Consumer -- 11.3%
      300 Abercrombie & Fitch Co., Class A Shares (a).............        8,006
      300 Charles River Associates Inc. (a).......................       10,050
      100 Coca-Cola Bottling Co. Consolidated.....................        4,738
      600 Cost Plus, Inc. (a).....................................       21,375
      100 Cutter & Buck Inc. (a)..................................        1,513
      800 DeVry, Inc. (a).........................................       14,900
      200 FactSet Research Systems Inc............................       15,925
      800 Fossil, Inc. (a)........................................       18,500
      200 MAXIMUS, Inc. (a).......................................        6,787
      800 Michael Foods, Inc......................................       19,700
      300 On Assignment, Inc. (a).................................        8,962
      800 The Profit Recovery Group International, Inc. (a).......       21,250
      300 QRS Corp. (a)...........................................       31,294
      500 Station Casinos, Inc. (a)...............................       11,219
      300 Trex Co., Inc. (a)......................................        8,025
                                                                     ----------
                                                                        202,244
                                                                     ----------

 Energy -- 4.5%
    1,600 Newfield Exploration Co. (a)............................       42,800
      100 Paradigm Geophysical Ltd. (a)...........................          491
    1,000 Pogo Producing Co.......................................       20,500
      300 Rowan Companies, Inc. (a)...............................        6,506
      200 SEACOR SMIT Inc. (a)....................................       10,350
                                                                     ----------
                                                                         80,647
                                                                     ----------

 Financial Services -- 4.8%
      400 Banknorth Group, Inc....................................       10,700
      400 Commerce Bancorp, Inc...................................       16,175

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 1999 (continued)

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 Financial Services -- 4.8% (continued)
      200 Cousins Properties, Inc..................................   $    6,788
      500 Legg Mason, Inc..........................................       18,125
      200 PS Business Parks, Inc...................................        4,550
      600 Protective Life Corp.....................................       19,087
      400 Westamerica Bancorporation...............................       11,175
                                                                      ----------
                                                                          86,600
                                                                      ----------

 Health Care -- 3.3%
      600 Alpharma Inc., Class A Shares............................       18,450
      200 COR Therapeutics, Inc. (a)...............................        5,375
      100 IDEC Pharmaceuticals Corp. (a)...........................        9,825
      500 Health Management Associates, Inc., Class A Shares (a)...        6,687
      700 MedQuist Inc. (a)........................................       18,069
                                                                      ----------
                                                                          58,406
                                                                      ----------

 Technology -- 40.8%
      250 Applied Micro Circuits Corp. (a).........................       31,813
      700 ASM International N.V. (a)...............................       16,100
    1,000 Brooktrout Technology Inc. (a)...........................       18,563
      225 Commerce One, Inc. (a)...................................       44,213
      500 Concord Communications, Inc. (a).........................       22,188
    1,300 Digital Microwave Corp. (a)..............................       30,469
      200 Drugstore.com, Inc. (a)..................................        7,238
      400 eCollege.com, Inc. (a)...................................        4,375
      300 Engage Technologies, Inc. (a)............................       18,000
      400 Exar Corp. (a)...........................................       23,550
      300 Inet Technologies, Inc. (a)..............................       20,962
    1,000 Insight Enterprises, Inc. (a)............................       40,625
      800 Keane, Inc. (a)..........................................       25,400
      100 The Knot, Inc. (a).......................................          844
      600 Legato Systems, Inc. (a).................................       41,287
      400 Micro Linear Corp. (a)...................................        3,425
    1,500 Micron Electronics Inc. (a)..............................       16,687
      100 MTI Technology Corp. (a).................................        3,687
      700 Network Appliance, Inc. (a)..............................       58,144
      700 Newport Corp.............................................       32,025
      500 Oak Industries Inc.......................................       53,063
      200 Ortel Corp. (a)..........................................       24,000
    1,200 PairGain Technologies, Inc. (a)..........................       17,025
      100 PlanetRx.com, Inc. (a)...................................        1,450
      400 Polycom, Inc. (a)........................................       25,475
    1,200 S3 Inc. (a)..............................................       13,875
      500 Sawtek Inc. (a)..........................................       33,281
      800 Siebel Systems, Inc. (a).................................       67,200
      300 Technology Solutions Co. (a).............................        9,825
      100 TranSwitch Corp. (a).....................................        7,256
      250 Visual Networks, Inc. (a)................................       19,812
                                                                      ----------
                                                                         731,857
                                                                      ----------

          TOTAL COMMON STOCK
          (Cost -- $1,164,889).....................................    1,380,963
                                                                      ----------

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 1999 (continued)

 Contracts                         Security                            Value

-------------------------------------------------------------------------------

 PURCHASED OPTIONS (a) -- 0.0%

           IDEC Pharmaceuticals Corp., Put @ $55 Expire 1/22/00
        2  (Cost -- $928).........................................   $       25
                                                                     ----------
           SUB-TOTAL INVESTMENTS
           (Cost -- $1,165,817)...................................    1,380,988
                                                                     ----------
   Face
  Amount
  ------

 REPURCHASE AGREEMENTS -- 23.0%
 $206,000  J.P. Morgan Securities, 2.900% due 1/3/00; Proceeds at
            maturity -- $206,050;
            (Fully collateralized by U.S. Treasury Bonds, 9.000%
            due 11/15/18;
            Market value -- $210,120).............................      206,000
  206,000  State Street Bank & Trust Co., 3.000% due 1/3/00;
            Proceeds at maturity -- $206,052;
            (Fully collateralized by U.S. Treasury Bonds, 8.500%
            due 2/15/20;
            Market value -- $212,625).............................      206,000
                                                                     ----------

           TOTAL REPURCHASE AGREEMENTS
           (Cost -- $412,000).....................................      412,000
                                                                     ----------
           TOTAL INVESTMENTS
           (Cost -- $1,577,817*)..................................   $1,792,988
                                                                     ==========

------
(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 1999

ASSETS:
 Investments, at value (Cost -- $1,165,817)......................... $1,380,988
 Repurchase agreements, at value (Cost -- $412,000).................    412,000
 Cash...............................................................        711
 Receivable from investment manager.................................     27,494
 Receivable for Fund shares sold....................................     19,402
 Dividends and interest receivable..................................         86
                                                                     ----------
 Total Assets.......................................................  1,840,681
                                                                     ----------
LIABILITIES:
 Payable for securities purchased...................................      9,469
 Administration fee payable.........................................         66
 Accrued expenses...................................................     30,320
                                                                     ----------
 Total Liabilities..................................................     39,855
                                                                     ----------
Total Net Assets.................................................... $1,800,826
                                                                     ==========
NET ASSETS:
 Par value of capital shares........................................ $      148
 Capital paid in excess of par value................................  1,531,218
 Undistributed net investment income................................        318
 Accumulated net realized gain from security transactions and
  options...........................................................     53,971
 Net unrealized appreciation of investments and options.............    215,171
                                                                     ----------
Total Net Assets.................................................... $1,800,826
                                                                     ==========
Shares Outstanding..................................................    148,040
                                                                     ----------
Net Asset Value, per share.......................................... $    12.16
                                                                     ----------

                       See Notes to Financial Statements.

Statement of Operations
For the Period Ended December 31, 1999(a)

INVESTMENT INCOME:
 Interest............................................................  $  2,779
 Dividends...........................................................       462
                                                                       --------
 Total Investment Income.............................................     3,241
                                                                       --------
EXPENSES:
 Audit and legal.....................................................    16,500
 Shareholder communications..........................................     8,000
 Custody.............................................................     2,200
 Management fees (Note 2)............................................     1,462
 Shareholder and system servicing fees...............................     1,120
 Registration fees...................................................       500
 Administration fees (Note 2)........................................        97
 Other...............................................................     2,000
                                                                       --------
 Total Expenses......................................................    31,879
 Less: Management fee waiver and expense reimbursement (Note 2)......   (28,956)
                                                                       --------
 Net Expenses........................................................     2,923
                                                                       --------
Net Investment Income................................................       318
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS (NOTES
 3 AND 5):
 Realized Gain (Loss) From:
 Security transactions (excluding short-term securities).............    59,379
 Options purchased...................................................      (907)
 Options written.....................................................    (4,501)
                                                                       --------
 Net Realized Gain...................................................    53,971
                                                                       --------
 Change in Net Unrealized Appreciation of Investments and Options:
 Beginning of period.................................................        --
 End of period.......................................................   215,171
                                                                       --------
 Increase in Net Unrealized Appreciation.............................   215,171
                                                                       --------
Net Gain on Investments and Options..................................   269,142
                                                                       --------
Increase in Net Assets From Operations...............................  $269,460
                                                                       ========

------
(a) For the period from November 8, 1999 (commencement of operations) to Decem-ber 31, 1999.

                       See Notes to Financial Statements.

Statement of Changes in Net Assets
For the Period Ended December 31, 1999(a)

OPERATIONS:
 Net investment income.............................................. $      318
 Net realized gain..................................................     53,971
 Change in net unrealized appreciation..............................    215,171
                                                                     ----------
 Increase in Net Assets From Operations.............................    269,460
                                                                     ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income..............................................         --
 Net realized gains.................................................         --
                                                                     ----------
 Decrease in Net Assets From Distributions to Shareholders..........         --
                                                                     ----------
FUND SHARE TRANSACTIONS (Note 9):
 Net proceeds from sale of shares...................................  1,531,686
 Cost of shares reacquired..........................................       (320)
                                                                     ----------
 Increase in Net Assets From Fund Share Transactions................  1,531,366
                                                                     ----------
Increase in Net Assets..............................................  1,800,826
NET ASSETS:
 Beginning of period................................................         --
                                                                     ----------
 End of period*..................................................... $1,800,826
                                                                     ==========
* Includes undistributed net investment income of: .................       $318
                                                                           ====

------
(a) For the period from November 8, 1999 (commencement of operations) to Decem-ber 31, 1999.

                       See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Variable Small Cap Growth Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek long-term growth of capital. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Co. Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly.

Notes to Financial Statements
(continued)

For the period ended December 31, 1999, SBAM waived all of its management fees and reimbursed expenses amounting to $27,494.

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the period ended December 31, 1999, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received brokerage commissions of $474 from the Fund.

3. Investments

During the period ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases............................................................ $1,380,896
                                                                      ==========
Sales................................................................ $  275,387
                                                                      ==========

At December 31, 1999, the aggregate gross unrealized appreciation and deprecia-tion of investments for Federal income tax purposes were substantially as fol-lows:

Gross unrealized appreciation....................................... $  257,807
Gross unrealized depreciation.......................................    (42,636)
                                                                     ----------
Net unrealized appreciation......................................... $  215,171
                                                                     ==========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1999, the Fund held purchased put options with a total cost of $928.

Notes to Financial Statements
(continued)


When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following represents the written call option transactions which occurred during the period ended December 31, 1999:

                                                             Number of
                                                             Contracts Premiums
                                                             --------- --------
Options written, outstanding at November 8, 1999 (inception
 date).....................................................        0    $    0
Options written during the year ended December 31, 1999....        4     5,513
Options cancelled in closing purchase transactions.........       (4)   (5,513)
                                                              ------    ------
Options written, outstanding at December 31, 1999..........        0    $    0
                                                              ======    ======

The following represents the written put option transactions which occurred during the period ended December 31, 1999:

                                                             Number of
                                                             Contracts Premiums
                                                             --------- --------
Options written, outstanding at November 8, 1999 (inception
 date).....................................................        0    $    0
Options written during the period ended December 31, 1999..        1        48
Options cancelled in closing purchase transactions.........       (1)      (48)
                                                              ------    ------
Options written, outstanding at December 31, 1999..........        0    $    0
                                                              ======    ======

6. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1999, the Fund did not hold any when-issued securities.

Notes to Financial Statements
(continued)

7. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1999, the Fund did not hold any TBA securities.

8. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1999, the Fund did not have any securities on loan.

9. Capital Stock

At December 31, 1999, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                                Period Ended
                                                            December 31, 1999(a)
                                                            --------------------
Shares sold................................................       148,068
Shares issued on reinvestment of dividends.................            --
Shares reacquired..........................................           (28)
                                                                  -------
Net Increase...............................................       148,040
                                                                  =======

------
(a) For the period November 8, 1999 (commencement of operations) through December 31, 1999.

Financial Highlights

For a share of capital stock outstanding for the period ended December 31:

                                                                      1999(1)
                                                                      -------
Net Asset Value, Beginning of Year................................... $10.00
                                                                      ------
Income From Operations:
 Net investment income (2)...........................................    --
 Net realized and unrealized gain ...................................   2.16
                                                                      ------
 Total Income From Operations........................................   2.16
                                                                      ------
Less Distributions From:
 Net investment income...............................................    --
 Net realized gains..................................................    --
                                                                      ------
 Total Distributions.................................................    --
                                                                      ------
Net Asset Value, End of Year......................................... $12.16
                                                                      ======
Total Return (3).....................................................  21.60%++
Net Assets, End of Year (000s)....................................... $1,801
Ratios to Average Net Assets (2):
 Expenses (4)........................................................   1.50%+
 Net investment income...............................................   0.16+
Portfolio Turnover Rate..............................................     16%

------
(1) For the period from November 8, 1999 (commencement of operations) through December 31, 1999.
(2) SBAM has waived all or part of its management fees for the period ended December 31, 1999. In addition, SBAM has reimbursed the Fund for $27,494 in expenses for the period ended December 31, 1999. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                                    Expense Ratios Without
                              Net Investment Income   Fee Waivers and/or
                               Per Share Decreases  Expense Reimbursements
                              --------------------- ----------------------
          1999...............         $0.20                16.36%+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
(4) As a result of a voluntary expense limitation, expense ratios will not exceed 1.50%.
 *  Amount represents less than $0.01.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Variable Small Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Small Cap Growth Fund ("Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 8, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, N.Y.
February 15, 2000

                      [This page intentionally left blank]

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

CUSTODIAN
      PNC Bank, N.A.
      17th and Chestnut Streets
      Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036


Directors
CHARLES F. BARBER
      Consultant; formerly Chairman; ASARCO Incorporated
CAROL L. COLMAN
      Consultant, Colman Consulting
DANIEL P. CRONIN
      Vice President-General Counsel,
      Pfizer International Inc.
HEATH B. MCLENDON
      Chairman and President;
      Managing Director, Salomon Smith Barney Inc.
      President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

Officers
HEATH B. MCLENDON
      Chairman and President
LEWIS E. DAIDONE
      Executive Vice President and Treasurer
ROSS S. MARGOLIES
      Executive Vice President
BETH A. SEMMEL
      Executive Vice President
PETER J. WILBY
      Executive Vice President
GEORGE J. WILLIAMSON
      Executive Vice President
JOHN B. CUNNINGHAM
      Vice President
ANTHONY PACE
      Controller
CHRISTINA T. SYDOR
      Secretary

                          [LOGO OF SALOMON BROTHERS]

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048

SALOMON BROTHERS
  Variable Series Funds Inc

                                   [GRAPHIC]

                                    Annual
                                    Report
                                     1999
                               DECEMBER 31, 1999


                             .STRATEGIC BOND FUND

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You


DEAR SHAREHOLDER:

We are pleased to provide you with the annual report for the Salomon Brothers Variable Strategic Bond Fund ("Fund") for the year ended December 31, 1999. This letter discusses general economic and market conditions as well as Fund highlights during the reporting period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow. We hope you find this report useful and informative.

INVESTMENT STRATEGY & PERFORMANCE UPDATE

The Fund's primary objective is to seek a high level of current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio through allocations to segments of the fixed-income market that the manager believes will best contribute to the achievement of the Fund's investment objectives. Tactical allocations may include U.S. and non-U.S. investment-grade, high-yield and emerging market debt securities.

The Fund commenced operations on February 17, 1998. For the year ended December 31, 1999, the Fund returned 0.37%. In comparison, the Salomon Smith Barney Broad Investment-Grade ("BIG") Bond Index1 returned a negative 0.83% and the Lehman Brothers Aggregate Bond Index2 returned a negative 0.82%. The Fund's outperformance relative to the BIG Index can be attributed to its allocation to the high-yield and emerging market debt sectors, which had a stellar year relative to the investment-grade bond sector.

1999 proved to be a difficult year for the U.S. bond markets. A strong domestic economy, more than doubling of oil prices and a rebound in economic activity overseas combined to force interest rates up and prices on investment-grade bonds down across the U.S. yield curve. (The yield curve shows the difference between short- and long-term rates.) The Federal Reserve Board ("Fed") added to the bond market's malaise by adopting a tightening bias in May and then raising the federal funds rate by 75 basis points in three 25-basis-points increments to 5.5% over the remaining seven months of the year. Many thought that U.S. Treasury bonds might act as a safe haven in the period leading up to Y2K. However, this expectation proved incorrect and the 30-year Treasury bond posted its worst one-year return ever, declining by 14.89%.

_______________
1 The Salomon Smith Barney Broad Investment-Grade (BIG) Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost.

2 The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year.

Financial markets began 1999 under the shadow of the 1998 financial crisis. Caution prevailed among bond investors who remained overweighted in high-quality bonds such as U.S. Treasuries. Investor fears proved to be well-founded by mid-January, when Brazil devalued its currency, the Real and saw its interest rates rise sharply. Rather than Brazil serving as the catalyst for another vicious round of contagion, financial markets seemed to shrug it off. In hindsight, the episode became a bottoming event that boosted the confidence of investors to venture out of U.S. Treasuries into higher-yielding bonds. We believe that the Fund was well-positioned for the market's "flight to risk" with average allocations during 1999 of approximately 30% and 20% to U.S. high-yield and the emerging market debt sectors, respectively.

Rebounding from a tough 1998, emerging markets debt ("EMD") was by far the best-performing bond market, posting a total return of 25.99% for the year as measured by the JP Morgan Emerging Markets Bond Index Plus3. EMD benefited from an increase in global economic activity, improving fundamentals in a number of key countries and rising oil prices.

The improved outlook for world economic growth encouraged investors, throughout the year, to increase commitments to emerging markets debt. The strength of the economic recovery in Asia, an important market for Latin American exports, had a positive effect on EMD. Evidence of cyclical recoveries in Argentina, Brazil and Venezuela also improved the outlook for investors. Oil price strength over the past three months (up approximately 4%) and especially over the full year (up over 100%) continued to drive many emerging economies. Russia, Algeria, Venezuela, Mexico and Colombia should all benefit from rising oil prices.

The high-yield bond market, while not nearly as strong as emerging markets debt, also performed well relative to U.S. investment-grade bonds. High-Yield bonds as measured by the Salomon Smith Barney High-Yield Market Index returned 1.73%4, outperforming investment-grade bonds by 2.56% for the year.

We forecast that the Fed will raise interest rates 75 points to 6.25% in 2000.5 This tightening should likely do more to flatten the yield curve than move the overall bond market to significantly higher levels.


_______________
3 The JP Morgan Emerging Markets Bond Index Plus ("EMBI+") is a total return index that tracks the traded market for U.S. dollar-dominated Brady and other sovereign restructured bonds traded in emerging markets.

4 The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market.

5 On February 2, 2000 after this letter was written, the Fed raised interest rates 0.25% to 5.75%.

If the Fed is successful in offsetting rising inflation, we anticipate that long-term interest rates should start to fall toward the end of 2000 and into 2001. We remain optimistic on the outlook for EMD and high-yield paper. EMD should perform well as the strength in the global economy keeps commodity prices well supported in 2000. In addition, we expect high-yield bonds to benefit from declining default rates, strong merger and acquisition activity, wide spreads and solid growth, coupled with low to moderate inflation in the U.S.

Thank you for your investment in the Salomon Brothers Variable Strategic Bond Fund. We look forward to helping you pursue your financial goals in the new century.

Sincerely,


/s/ Heath B. McLendon                          /s/ Peter J. Wilby

Heath B. McLendon                              Peter J. Wilby
Chairman and President                         Executive Vice President

January 28, 2000

The following graph depicts the performance of the strategic Bond Fund versus the Lehman Brothers Aggregate Bond Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


HISTORICAL PERFORMANCE (unaudited)
SALOMON BROTHERS VARIABLE STRATEGIC BOND FUND
Comparison of $10,000 investment in the Fund with Lehman Brothers Aggregate Bond Index.

                                    [GRAPH]

            Strategic        Lehman Brothers
            Bond Fund     Aggregate Bond Index

 2/17/98      10,000             10,000
    6/98      10,190             10,269
   12/98      10,617             10,739
    6/99      10,533             10,591
12/31/99      10,657             10,650


Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account as administrative fees, account as charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                                     Net Asset Value
                                   -------------------
                                Beginning           End            Income         Capital Gain        Return of        Total
Year Ended                       of Year          of Year         Dividend        Distribution         Capital        Returns
----------------------------------------------------------------------------------------------------------------------------------
12/31/99                          $10.13          $ 9.66            $0.51            $0.00             $0.00            0.37%
----------------------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/98              10.00           10.13             0.47             0.01              0.01            6.18++
----------------------------------------------------------------------------------------------------------------------------------
                                                                    $0.98            $0.01             $0.01
----------------------------------------------------------------------------------------------------------------------------------

 Average Annual Total Returns+
----------------------------------------------------------------------------------------------------------------------------------

Year Ended 12/31/99                                                                                                     0.37%
----------------------------------------------------------------------------------------------------------------------------------
Inception* through 12/31/99                                                                                             3.47
----------------------------------------------------------------------------------------------------------------------------------

 Cumulative Total Return+
----------------------------------------------------------------------------------------------------------------------------------
Inception* through 12/31/99                                                                                             6.57%
----------------------------------------------------------------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

++ Total return is not annualized, as it may not be representative of the total return for the year.

*  Inception date is February 17, 1998.

Schedule of Investments
December 31, 1999

       Face
      Amount                          Security                         Value
-------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 22.6%
                   U.S. Treasury Notes:
 $    10,000       4.750% due 2/15/04............................   $     9,438
     645,000       4.750% due 11/15/08 (a).......................       569,387
                   U.S. Treasury Bonds:
      10,000       6.125% due 11/15/27 (a).......................         9,313
      35,000       5.500% due 8/15/28 (a)........................        29,875
     250,000       5.250% due 2/15/29 (a)........................       207,120
                   Federal National Mortgage Association:
     900,000       6.000%, 30 year (b)(c)........................       823,500
   1,000,000       6.500%, 30 year (b)(c)........................       942,180
   2,000,000       7.500%, 30 year (b)(c)........................     1,978,740
                                                                    -----------
                   TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
                   (Cost -- $4,768,540)..........................     4,569,553
                                                                    -----------
 ASSET-BACKED SECURITIES -- 0.4%
     100,000       Contimortgage Home Equity Loan, Series 1999-3,
                    Class B, 7.000% due 7/25/30 (Cost --
                     $84,187)....................................        74,656
                                                                    -----------

 COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.6%
     125,000       Commercial Mortgage Asset Trust, Series 1999-
                    C1, Class C, 7.350% due 8/17/13..............       114,375
                   DLJ Commercial Mortgage Corp.:
     987,404       Series 1998-CF2, Class S, 0.848% due
                    11/12/31(d)..................................        48,445
     589,700       Series 1998-CG1, Class S, 0.703% due 5/10/23
                    (d)..........................................        23,588
     150,000       LB Commercial Conduit Mortgage Trust, Series
                    1999-C1, Class A2, 6.780% due 4/15/09........       143,111
                                                                    -----------
                   TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                   (Cost -- $346,857)............................       329,519
                                                                    -----------
 MORTGAGE-BACKED SECURITIES -- 3.5%
      89,792       Countrywide Mortgage Backed Securities, Inc.,
                    Series 1994-J, Class B1, 7.750% due 6/25/24..        88,291
                   FANNIEMAE-ACES:
      55,224       Series 1996-M6, Class A, 7.393% due 8/17/03...        55,242
   1,294,516       Series 1999-M3, Class N, 1.041% due 6/25/38
                    (d)..........................................        72,782
      24,408       First Union Residential Securitization, Series
                    1998-A, Class B2, 7.000% due 8/25/28.........        21,319
      98,765       GE Capital Mortgage Services Inc., Series
                    1998-15, Class B1, 6.750% due 11/25/28.......        88,426
      93,917       Green Tree Financial Corp., Series 1997-6,
                    Class A8, 7.070% due 1/15/29.................        89,985
     115,161       Mid-State Trust, Series 6, Class A1, 7.340%
                    due 7/1/35...................................       111,922
                   PNC Mortgage Securities:
      24,589       Series 1998-4, Class 3B3, 6.750% due 5/25/28..        20,678
      24,572       Series 1998-4, Class CB3, 6.838% due 5/25/28..        20,572
      24,472       Series 1998-5, Class CB3, 6.734% due 7/25/28..        20,610
      74,407       Series 1999-1, Class CB2, 6.772% due 3/25/29..        65,525
      64,302       Series 1999-2, Class DB3, 6.904% due 4/25/29..        53,472
                                                                    -----------
                   TOTAL MORTGAGE-BACKED SECURITIES
                   (Cost -- $755,105)............................       708,824
                                                                    -----------
 CORPORATE BONDS & NOTES -- 18.2%
 Basic Industries -- 3.0%
     125,000       AEI Resources Inc., 10.500% due 12/15/05 (e)..        88,750
     125,000       Algoma Steel Inc., 1st Mortgage, 12.375% due
                    7/15/05......................................       118,125
     100,000       Doman Industries Ltd., 12.000% due 7/1/04.....       104,250
     125,000       Lyondell Chemical, Sr. Secured Notes, Series
                    B, 9.875% due 5/1/07.........................       129,688
     125,000       PCI Chemicals Canada Inc., Series B, Sr.
                    Secured Notes, 9.250% due 10/15/07 (a).......        96,563
      25,000       Praxair, Inc., 6.150% due 4/15/03.............        23,906
      25,000       Raytheon Co., 6.150% due 11/1/08..............        22,125
      45,000       Service Corporation International, 6.000% due
                    12/15/05.....................................        34,088
                                                                    -----------
                                                                        617,495
                                                                    -----------

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 1999 (continued)

       Face
      Amount                          Security                         Value
-------------------------------------------------------------------------------
 Consumer Cyclicals -- 0.9%
 $   125,000       HMH Properties Inc., Series B, Sr. Notes,
                    7.875% due 8/1/08............................   $   111,875
      75,000       Staples Inc., Sr. Notes, 7.125% due 8/15/07
                    (a)..........................................        72,000
                                                                    -----------
                                                                        183,875
                                                                    -----------
 Consumer Non-Cyclicals -- 1.4%
     125,000       French Fragrances, Inc., Series B, Sr. Notes,
                    10.375% due 5/15/07 (a)......................       121,250
     125,000       Park Place Entertainment, Sr. Sub. Notes,
                    7.875% due 12/15/05..........................       120,000
      60,000       Pueblo Xtra International, Sr. Notes, 9.500%
                    due 8/1/03...................................        36,600
                                                                    -----------
                                                                        277,850
                                                                    -----------
 Energy -- 1.0%
     125,000       Belco Oil & Gas Corp., Sr. Sub. Notes, 8.875%
                    due 9/15/07..................................       120,000
     125,000       Clark R & M Inc., Sr. Sub. Notes, 8.875% due
                    11/15/07 (a).................................        75,625
                                                                    -----------
                                                                        195,625
                                                                    -----------
 Financial Services -- 2.3%
     100,000       Bank of America Corp., Sr. Notes, 6.625% due
                    6/15/04......................................        97,750
     125,000       Contifinancial Corp., Sr. Notes, 8.125% due
                    4/1/08.......................................        15,000
      50,000       Countywide Home Loans, Inc., Medium Term
                    Notes, 6.250% due 4/15/09....................        44,938
     100,000       Ford Motor Credit Co., 7.375% due 10/28/09
                    (a)..........................................        99,000
      10,000       Merrill Lynch & Co., Inc., 6.000% due
                    11/15/04.....................................         9,475
                   Paine Webber Group Inc.:
      50,000        7.625% due 12/1/09...........................        48,688
      50,000        Sub. Notes, 7.750% due 9/1/02................        50,250
     100,000       TPSA Finance BV, 7.750% due 12/10/08 (e)......        93,375
                                                                    -----------
                                                                        458,476
                                                                    -----------
 Housing Related -- 1.2%
     250,000       Forest City Enterprises, Sr. Notes, 8.500% due
                    3/15/08 (a)..................................       234,688
                                                                    -----------
 Manufacturing -- 1.3%
     125,000       Axiohm Transaction Solution Inc., 9.750% due
                    10/1/07 (a)(f)...............................        28,750
     125,000       Breed Technologies Inc., Sr. Sub. Notes,
                    9.250% due 4/15/08 (f)(g)....................         3,750
      75,000       High Voltage Engineering Corp., Sr. Notes,
                    10.500% due 8/15/04..........................        66,375
     125,000       Navistar International Corp., Sr. Sub. Notes,
                    8.000% due 2/1/08 (a)........................       120,313
      50,000       TRW Inc., 6.450% due 6/15/01..................        49,375
                                                                    -----------
                                                                        268,563
                                                                    -----------
 Media & Telecommunications -- 5.2%
      17,091       Adelphia Communications, Sr. Notes, 9.500% due
                    2/15/04 (i)..................................        16,835
     125,000       Albritton Communications, Sr. Sub. Debentures,
                    9.750% due 11/30/07..........................       126,563
      75,000       Centennial Cellular, Sr. Sub. Notes, 10.750%
                    due 12/15/08 (a).............................        80,813
     125,000       Century Communications, Sr. Notes, 8.875% due
                    1/15/07 (a)..................................       122,500
     200,000       Charter Communications Holdings LLC, Sr.
                    Discount Notes, zero coupon until 4/1/04,
                    9.920% thereafter due 4/1/11.................       118,000
     125,000       CSC Holdings Inc., Sr. Debentures, 7.625% due
                    7/15/18 (a)..................................       116,250
     125,000       Falcon Holding Group L.P., Series B, Sr.
                    Debentures, 8.375% due 4/15/10...............       126,250
     125,000       Granite Broadcasting Corp., Sr. Sub. Notes,
                    8.875% due 5/15/08...........................       121,563
     125,000       Hollinger International Publishing Inc., Sr.
                    Sub. Notes, 9.250% due 3/15/07 (a)...........       124,063
     100,000       Telewest Communication PLC, Debentures, zero
                    coupon until 10/1/00, 11.000% thereafter due
                    10/1/07......................................        93,500
                                                                    -----------
                                                                      1,046,337
                                                                    -----------


                       See Notes to Financial Statements.

Schedule of Investments
December 31, 1999 (continued)

       Face
      Amount                          Security                         Value
-------------------------------------------------------------------------------
 Real Estate Investment Trust -- 0.2%
 $    50,000       Spieker Properties L.P., 7.250% due 5/1/09....   $    46,563
                                                                    -----------
 Services & Other -- 1.0%
      20,000       Comdisco, Inc., Sr. Notes, 6.130% due
                    1/30/02......................................        19,350
     125,000       Sitel Corp., Sr. Sub. Notes, 9.250% due
                    3/15/06 (a)..................................       115,156
      75,000       Sprint Capital Corp., Medium Term Notes,
                    6.500% due 11/15/01..........................        74,344
                                                                    -----------
                                                                        208,850
                                                                    -----------
 Transportation -- 0.5%
     100,000       Atlantic Express Transportation Corp., Sr.
                    Secured Notes, 10.750% due 2/1/04 (a)........        97,500
                                                                    -----------
 Utilities -- 0.2%
      40,000       GTE Corp., Debentures, 6.940% due 4/15/28.....        36,150
                                                                    -----------
                   TOTAL CORPORATE BONDS & NOTES
                   (Cost -- $4,236,444)..........................     3,671,972
                                                                    -----------

 SOVEREIGN BONDS (h) -- 26.9%
 Argentina -- 2.2%
                   Republic of Argentina:
     200,000       11.750% due 4/7/09............................       201,500
      75,000       11.375% due 1/30/17 (a).......................        74,756
     176,000       FRB, 6.8125% due 3/31/05 (j)..................       161,040
                                                                    -----------
                                                                        437,296
                                                                    -----------

 Australia -- 0.6%
     120,000   AUD Commerzbank, 10.250% due 4/20/00..............        79,474
      70,000   AUD General Electric Capital Corp., 5.875% due
                    7/7/00.......................................        45,794
                                                                    -----------
                                                                        125,268
                                                                    -----------

 Brazil -- 4.3%
                   Federal Republic of Brazil:
     195,000       14.500% due 10/15/09 (a)......................       216,548
     554,285       C Bonds, 8.000% due 4/15/14 (a)(i)............       417,100
     250,000       DCB, Series L, 7.000% due 4/15/12 (j).........       187,188
      56,400       Series EI, 6.9375% due 4/15/06 (j)............        49,632
                                                                    -----------
                                                                        870,468
                                                                    -----------

 Bulgaria -- 0.8%
                   Republic of Bulgaria:
     125,000       FLIRB, Series A, 2.750% due 7/28/12 (j).......        90,313
     100,000       IAB, 6.500% due 7/28/11 (j)...................        79,250
                                                                    -----------
                                                                        169,563
                                                                    -----------

 Canada -- 0.7%
     200,000   CAD Merrill Lynch & Co., 5.970% due 9/11/00.......       138,156
                                                                    -----------

 Colombia -- 0.9%
     175,000       Republic of Colombia, 10.875% due 3/9/04 (a)..       179,813
                                                                    -----------

 Croatia -- 0.5%
     108,180       Republic of Croatia, Series B, 6.456% due
                    7/31/06 (j)..................................        99,796
                                                                    -----------


                       See Notes to Financial Statements.

Schedule of Investments
December 31, 1999 (continued)

       Face
      Amount                          Security                         Value
-------------------------------------------------------------------------------
 Germany -- 3.9%
      40,000   EUR Bundesschatzanweisungen, 4.000% due 6/16/00...   $    40,391
                   Deutschland Republic:
     310,000   EUR 5.875% due 5/15/00............................       314,979
     190,000   EUR 5.625% due 1/4/28.............................       181,967
                   KFW International Finance:
     100,000   PLN 16.300% due 6/24/03...........................        26,207
  22,000,000 JPY   2.050% due 9/21/09............................       221,373
                                                                    -----------
                                                                        784,917
                                                                    -----------


 Greece -- 2.0%
                   Hellenic Republic:
   5,200,000   GRD 11.000% due 2/25/00...........................        15,919
  12,000,000   GRD 7.600% due 1/22/02............................        37,275
  77,800,000   GRD 8.900% due 4/1/03.............................       254,108
  30,000,000   GRD 6.600% due 1/15/04............................        92,278
                                                                    -----------
                                                                        399,580
                                                                    -----------

 Italy -- 0.1%
      30,000   EUR Buoni Poliennali Del Tes, 5.250% due 11/1/29..        26,957
                                                                    -----------

 Ivory Coast -- 0.3%
     300,000       Republic of Ivory Coast, FLIRB, 2.000% due
                    3/29/18 (j)..................................        55,500
                                                                    -----------

 Mexico -- 2.7%
                   United Mexican States:
     140,000       10.375% due 2/17/09...........................       149,800
     500,000       Par Bonds, Series W-B, 6.250% due 12/31/19....       394,063
                                                                    -----------
                                                                        543,863
                                                                    -----------

 Norway -- 0.6%
   1,000,000   NOK Norwegian Government, T-Bills, 5.250% due
                    3/15/00......................................       124,744
                                                                    -----------

 Panama -- 0.4%
     100,000       Republic of Panama, 8.875% due 9/30/27........        84,750
                                                                    -----------

 Peru -- 0.8%
     250,000       Republic of Peru, PDI, 4.500% due 3/7/17
                    (a)(j).......................................       171,563
                                                                    -----------

 Philippines -- 0.2%
      50,000       Bangko Sentral Pilipinas, 8.600% due 6/15/27..        42,125
                                                                    -----------

 Poland -- 0.7%
     590,000   PLN Nordic Investment Bank, 17.750% due 4/15/02...       151,704
                                                                    -----------
 Russia -- 1.9%
                   Russian Government:
     600,000       IAN, due 12/15/15 (f)(g)......................       108,000
     400,000       Ministry of Finance, 12.750% due 6/24/28 (a)..       279,000
                                                                    -----------
                                                                        387,000
                                                                    -----------

 Slovenia -- 0.1%
      30,000   EUR Republic of Slovenia, 5.375% due 5/27/05......        29,826
                                                                    -----------

 Spain -- 0.3%
      50,000   EUR Kingdom of Spain, 6.150% due 1/31/13..........        52,242
                                                                    -----------



                       See Notes to Financial Statements.

Schedule of Investments
December 31, 1999 (continued)
                       See Notes to Financial Statements.

       Face
      Amount                          Security                         Value
-------------------------------------------------------------------------------
 Supra National -- 0.4%
     100,000   PLN European Bank of Reconstruction and
                    Development, 10.500% due 1/25/01.............   $    22,850
      73,000   CAD European Investment Bank, 7.500% due 3/23/00..        50,617
                                                                    -----------
                                                                         73,467
                                                                    -----------

 Sweden -- 0.3%
     400,000   SEK Kingdom of Sweden, 10.250% due 5/5/03.........        54,131
                                                                    -----------

 United Kingdom -- 0.1%
      50,000   PLN Sudwest Landesbank London, 17.500% due
                    5/5/03.......................................        13,429
                                                                    -----------

 Venezuela -- 2.1%
                   Republic of Venezuela:
     250,000       13.625% due 8/15/18 (a).......................       223,750
     300,000       Par Bonds, 6.750% due 3/31/20 (including
                    rights)......................................       204,563
                                                                    -----------
                                                                        428,313
                                                                    -----------

                   TOTAL SOVEREIGN BONDS
                   (Cost -- $5,347,150)..........................     5,444,471
                                                                    -----------
 LOAN PARTICIPATIONS -- 1.4%

 Algeria -- 0.4%
  $  125,000       The People's Democratic Republic of Algeria,
                    Tranche 3, 6.812% due 3/4/10 (Chase) (j)(k)..        89,688
                                                                    -----------
 Morocco -- 1.0%
     219,880       Kingdom of Morocco, Tranche A, 6.843% due
                    1/1/09 (J.P. Morgan) (j)(k)..................       200,641
                                                                    -----------
                   TOTAL LOAN PARTICIPATIONS
                   (Cost -- $261,447)............................       290,329
                                                                    -----------

 COMMERCIAL PAPER -- 9.8%
   1,000,000       Consolidation Coal Co., Annualized Yield
                    6.520% due 1/19/00...........................       996,740
   1,000,000       Tyco International Group, Annualized Yield
                    6.520% due 1/19/00...........................       996,740
                                                                    -----------
                   TOTAL COMMERCIAL PAPER
                   (Cost -- $1,993,480)..........................     1,993,480
                                                                    -----------
     Warrants

-------------
 WARRANTS -- 0.0%
          62       United Mexican States, Expire 2/18/00 (g)
                   (Cost -- $2,043)..............................         6,200
                                                                    -----------

     Contracts
-------------
 PURCHASED OPTIONS -- 0.0%
     950,000       Hong Kong Dollar, Put @ HKD 7.8025, Expire
                   1/20/00 (g) (Cost -- $7,125)..................           570
                                                                    -----------
                   SUB-TOTAL INVESTMENTS (Cost -- $17,802,378)...    17,089,574
                                                                    -----------


Schedule of Investments
December 31, 1999 (continued)
                       See Notes to Financial Statements.

       Face
      Amount                          Security                         Value
-------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS -- 15.6%
 $ 1,573,500       State Street Bank & Trust Co., 3.000% due
                    1/3/00; Proceeds at maturity -- $1,573,893;
                    (Fully collateralized by U.S. Treasury Bonds,
                    8.500% due 2/15/20; Market value --
                    $1,609,875) (a)..............................   $ 1,573,500
   1,573,500       SBC Warburg Dillon Read, 3.000% due 1/3/00;
                    Proceeds at maturity-- $1,573,893; (Fully
                    collateralized by U.S. Treasury Bonds, 7.875%
                    due 2/15/21; Market value -- $1,606,020).....     1,573,500
                                                                    -----------

                   TOTAL REPURCHASE AGREEMENTS
                   (Cost -- $3,147,000)..........................     3,147,000
                                                                    -----------

                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $20,949,378*)........................   $20,236,574
                                                                    ===========

------
(a) All or part of the security is segregated as collateral for mortgage dollar rolls/TBAs.
(b) Mortgage dollar roll (See Note 10).
(c) Security is issued on a to-be-announced ("TBA") basis (See Note 9).
(d) Interest only security.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f) Security is currently in default.
(g) Non-income producing security.
(h) Principal denominated in U.S. dollars unless otherwise indicated.
(i) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.
(j) Rate shown reflects current rate in effect at 12/31/99 on instrument with variable rates or step coupon rates.
(k) Participation interests were acquired through the financial institutions indicated parenthetically.
 * Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviations used in this statement:
AUD -- Australian Dollar.
CAD -- Canadian Dollar.
DCB -- Debt Conversion Bonds.
EUR -- Euro.
FLIRB -- Front-Loaded Interest Reduction Bonds.
FRB -- Floating Rate Bonds.
GRD -- Greek Drachma.
IAB -- Interest Arrears Bonds.
IAN -- Interest Arrears Notes.
JPY -- Japanese Yen.
NOK -- Norwegian Krone.
PDI -- Past Due Interest.
PLN -- Polish Zloty.
SEK -- Swedish Krona.

Statement of Assets and Liabilities
December 31, 1999

ASSETS:
 Investments, at value (Cost -- $17,802,378)...................... $17,089,574
 Repurchase agreements, at value (Cost -- $3,147,000).............   3,147,000
 Cash.............................................................         587
 Interest receivable..............................................     306,962
 Receivable from investment manager...............................       5,551
 Receivable for open forward foreign currency contracts...........      16,214
 Deferred organization costs......................................      19,564
 Prepaid expenses.................................................         614
                                                                   -----------
 Total Assets.....................................................  20,586,066
                                                                   -----------
LIABILITIES:
 Payable for securities purchased.................................   3,809,325
 Payable for Fund shares purchased................................      19,024
 Payable for open forward foreign currency contracts..............      10,234
 Administration fees payable......................................         709
 Payable to bank, foreign currency (Cost -- $158).................         158
 Accrued expenses.................................................      37,534
                                                                   -----------
 Total Liabilities................................................   3,876,984
                                                                   -----------
 Total Net Assets................................................. $16,709,082
                                                                   ===========
NET ASSETS:
 Par value of capital shares...................................... $     1,730
 Capital paid in excess of par value..............................  17,464,119
 Overdistributed net investment income............................     (14,518)
 Accumulated net realized loss from security transactions and
  foreign currencies..............................................     (33,133)
 Net unrealized depreciation of investments and foreign
  currencies......................................................    (709,116)
                                                                   -----------
 Total Net Assets................................................. $16,709,082
                                                                   ===========
Shares Outstanding................................................   1,730,467
                                                                   -----------
Net Asset Value, per share........................................       $9.66
                                                                   -----------

                       See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME:
 Interest..........................................................  $1,070,152
                                                                     ----------
EXPENSES:
 Management fees (Note 2)..........................................      98,038
 Shareholder communications........................................      26,000
 Audit and legal...................................................      18,402
 Shareholder and system servicing fees.............................      13,621
 Custody...........................................................      10,701
 Administration fees (Note 2)......................................       6,536
 Amortization of deferred organization costs.......................       6,245
 Directors' fees...................................................       5,600
 Registration fees.................................................       4,800
 Other.............................................................       3,755
                                                                     ----------
 Total Expenses....................................................     193,698
 Less: Management fee waiver (Note 2)..............................     (62,980)
                                                                     ----------
 Net Expenses......................................................     130,718
                                                                     ----------
Net Investment Income..............................................     939,434
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 6):
 Realized Gain (Loss) From:
 Security transactions (excluding short-term securities)...........     (63,561)
 Foreign currency transactions.....................................      20,441
                                                                     ----------
 Net Realized Loss.................................................     (43,120)
                                                                     ----------
 Change in Net Unrealized Appreciation (Depreciation) of
  Investments and Foreign Currencies:
 Beginning of year.................................................      94,088
 End of year.......................................................    (709,116)
                                                                     ----------
 Increase in Net Unrealized Depreciation...........................    (803,204)
                                                                     ----------
Net Loss on Investments and Foreign Currencies.....................    (846,324)
                                                                     ----------
Increase in Net Assets From Operations.............................  $   93,110
                                                                     ==========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Years Ended December 31,

                                                          1999        1998(a)
                                                      ------------  -----------
OPERATIONS:
 Net investment income..............................  $    939,434  $   376,149
 Net realized loss..................................       (43,120)     (22,952)
 (Increase) decrease in net unrealized
  depreciation......................................      (803,204)      94,088
                                                      ------------  -----------
 Increase in Net Assets From Operations.............        93,110      447,285
                                                      ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income..............................      (832,612)    (457,427)
 Net realized gains.................................            --       (7,123)
 Capital............................................        (2,419)     (12,709)
                                                      ------------  -----------
 Decrease in Net Assets From Distributions to
  Shareholders......................................      (835,031)    (477,259)
                                                      ------------  -----------
FUND SHARE TRANSACTIONS (NOTE 14):
 Net proceeds from sale of shares...................    17,170,169   11,352,077
 Net asset value of shares issued for reinvestment
  of dividends......................................       835,031      477,259
 Cost of shares reacquired..........................   (10,992,052)  (1,361,517)
                                                      ------------  -----------
 Increase in Net Assets From Fund Share
  Transactions......................................     7,013,148   10,467,819
                                                      ------------  -----------
Increase in Net Assets..............................     6,271,227   10,437,845
NET ASSETS:
 Beginning of year..................................    10,437,855           10
                                                      ------------  -----------
 End of year*.......................................  $ 16,709,082  $10,437,855
                                                      ============  ===========
* Includes overdistributed net investment income of:
 ...................................................      $(14,518)    $(99,447)
                                                      ============  ===========

------
(a) For the period from February 17, 1998 (commencement of operations) to De-cember 31, 1998.

                       See Notes to Financial Statements.

Statement of Cash Flows
For the Year Ended December 31, 1999

CASH FLOWS USED BY OPERATING ACTIVITIES:
 Purchases of long-term portfolio investments.................... $(17,637,922)
 Proceeds from disposition of long-term portfolio investments and
  principal paydowns.............................................   14,194,274
 Net purchase of short-term portfolio investments................   (3,608,480)
                                                                  ------------
                                                                    (7,052,128)
 Net investment income...........................................      939,434
 Amortization of net premium/discount on investments.............      (72,572)
 Amortization of organization expenses...........................        6,245
 Interest in payment-in-kind bonds...............................      (10,220)
 Net change in receivables/payables related to operations........      (49,023)
                                                                  ------------
 Net Cash Flows Used By Operating Activities.....................   (6,238,264)
                                                                  ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
 Net proceeds from sale of shares................................   17,219,626
 Cost of shares reacquired.......................................  (10,974,686)
 Proceeds from shares issued in reinvestment of dividends........      835,031
 Dividends and distributions paid................................     (835,031)
                                                                  ------------
 Net Cash Flows Provided By Financing Activities.................    6,244,940
                                                                  ------------
Net Increase in Cash.............................................        6,676
Payable to Bank, Beginning of Year...............................       (6,089)
                                                                  ------------
Cash, End of Year................................................ $        587
                                                                  ============

                       See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Variable Strategic Bond Fund ("Fund"), is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek a high level of current income and secondarily capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue and market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is a wholly owned subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly.

For the year ended December 31, 1999, SBAM waived a portion of its management fees amounting to $62,980.

Notes to Financial Statements
(continued)


SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the year ended December 31, 1999, Salomon Smith Barney Inc., another subsidiary of SSBH, did not receive any brokerage commissions from the Fund.

3. Investments

During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases:
  U.S. government agencies & obligations.......................... $ 4,729,466
  Other investment securities.....................................  12,950,802
                                                                   -----------
                                                                   $17,680,268
                                                                   ===========
Sales:
  U.S. government agencies & obligations.......................... $ 4,965,594
  Other investment securities.....................................   9,228,680
                                                                   -----------
                                                                   $14,194,274
                                                                   ===========
At December 31, 1999, the aggregate gross unrealized appreciation and deprecia-
tion of investments for Federal income tax purposes were substantially as fol-
lows:
Gross unrealized appreciation..................................... $   279,925
Gross unrealized depreciation.....................................    (992,729)
                                                                   -----------
Net unrealized depreciation....................................... $  (712,804)
                                                                   ===========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government se-curities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash or other liquid securities with respect to the reverse repurchase agreements.

During the year ended December 31, 1999, the Fund did not have any open reverse repurchase agreements.

Notes to Financial Statements
(continued)

6. Forward Foreign Currency Contracts

At December 31, 1999, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                    Local      Market   Settlement Unrealized
Forward Foreign Currency           Currency    Value       Date    Gain (Loss)
Contracts                         ---------- ---------- ---------- -----------
To Buy:
 British Pound...................     58,998 $   95,249  1/18/00     $(1,453)
 British Pound...................     89,106    143,865  1/28/00      (2,788)
 Euro............................     31,078     31,354  1/18/00      (1,417)
 Euro............................    156,671    158,181  1/28/00      (1,819)
                                                                     -------
                                                                      (7,477)
                                                                     -------
To Sell:
 British Pound...................    146,778    236,977  1/28/00       5,845
 Euro............................     54,927     55,457  1/28/00       2,472
 Euro............................     93,573     94,475  1/28/00         525
 Greek Drachma................... 34,644,978    105,583  1/28/00       4,552
 Japanese Yen.................... 22,333,269    218,878  1/28/00      (1,522)
                                                                     -------
                                                                      11,872
                                                                     -------
Forward Foreign Cross Currency
 Contracts **
                                      Market Value
To Buy:                           ---------------------
                                              Swedish
                                     Euro      Krone
                                  ---------- ----------
Euro vs. Swedish Krone...........   $116,789   $118,024  1/28/00      (1,235)
                                               Greek
                                     Euro     Drachma
                                  ---------- ----------
Euro vs. Greek Drachma...........   $171,639   $171,620  1/28/00          19
                                      Market Value
To Sell:                          ---------------------
                                              Japanese
                                     Euro       Yen
                                  ---------- ----------
Euro vs. Japanese Yen............   $151,446   $153,873  1/28/00       2,427
                                               Greek
                                     Euro     Drachma
                                  ---------- ----------
Euro vs. Greek Drachma...........   $161,543   $161,862  1/28/00         319
                                              Swedish
                                     Euro      Krone
                                  ---------- ----------
Euro vs. Swedish Krone...........    $78,542    $78,597  1/28/00          55
                                                                     -------
                                                                       1,585
                                                                     -------
Net Unrealized Gain on Open Forward Foreign &
 Cross Currency Contracts.........................................   $ 5,980
                                                                     =======
** Local currency on Cross Currency Forwards
                                     Buy        Sell
                                  ---------- ----------
Buy Euro vs. Swedish Krone.......    115,674  1,000,000
Buy Euro vs. Greek Drachma.......    170,000 56,314,200
                                     Sell       Buy
                                  ---------- ----------
Sell Euro vs. Japanese Yen.......    150,000 15,700,500
Sell Euro vs. Greek Drachma......    160,000 53,112,000
Sell Euro vs. Swedish Krone......     77,792    665,942

Notes to Financial Statements
(continued)

7. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will re-alize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1999, the Fund held purchased put options with a total cost of $7,125.

When the Fund writes a call or put option, an amount equal to the premium re-ceived by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing pur-chase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying secu-rity, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exer-cised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended December 31, 1999, the Fund did not write any call or put options.

8. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1999, the Fund did not hold any when-issued securities.

9. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1999, the Fund held TBA securities with a total cost of $3,879,524.

Notes to Financial Statements
(continued)

10. Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the year ended December 31, 1999 was approximately $2,617,000.

11. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1999, the Fund did not have any securities on loan.

12. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At December 31, 1999, the Fund held loan participations with a total cost of $261,447.

13. Capital Loss Carryforward

At December 31, 1999, the Fund had for Federal income tax purposes approxi-mately $5,000 of capital loss carryforwards available to offset future realized gains through December 31, 2007. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so off-set will not be distributed.

14. Capital Stock

At December 31, 1999, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                           Year Ended          Year Ended
                                        December 31, 1999 December 31, 1998(a)
                                        ----------------- --------------------
Shares sold............................     1,704,962          1,113,904
Shares issued on reinvestment of
 dividends.............................        86,532             47,113
Shares reacquired......................    (1,091,851)          (130,194)
                                           ----------          ---------
Net Increase...........................       699,643          1,030,823
                                           ==========          =========

------
(a) For the period February 17, 1998 (commencement of operations) through De-cember 31, 1998.

Financial Highlights

For a share of capital stock outstanding for the year ended December 31:

                                                              1999    1998(1)
                                                             -------  -------
Net Asset Value, Beginning of Year.......................... $ 10.13  $ 10.00
                                                             -------  -------
Income (Loss) From Operations:
 Net investment income (2)..................................    0.60     0.38
 Net realized and unrealized gain (loss)....................   (0.56)    0.24
                                                             -------  -------
 Total Income From Operations...............................    0.04     0.62
                                                             -------  -------
Less Distributions From:
 Net investment income......................................   (0.51)   (0.47)
 Net realized gains.........................................      --    (0.01)
 Capital....................................................      --    (0.01)
                                                             -------  -------
 Total Distributions........................................   (0.51)   (0.49)
                                                             -------  -------
Net Asset Value, End of Year................................ $  9.66  $ 10.13
                                                             =======  =======
Total Return (3)............................................    0.37%    6.18%++
Net Assets, End of Year (000s).............................. $16,709  $10,438
Ratios to Average Net Assets (2):
 Expenses (4)...............................................    1.00%    1.00%+
 Net investment income......................................    7.19%    6.23%+
Portfolio Turnover Rate.....................................     120%      84%

------
(1) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(2) SBAM has waived all or a portion of its management fees for the year ended December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $2,558 for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share de-crease in net investment income and the actual expense ratio would have been as follows:

                                                          Expense Ratios Without
                                    Net Investment Income     Fee Waiver and
                                     Per Share Decrease   Expense Reimbursement
                                    --------------------- ----------------------
     1999..........................         $0.06                  1.48%
     1998..........................          0.04                  1.79+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected would reduce the total returns for all periods shown.
(4) As a result of a voluntary expense limitation, expense ratios will not ex-ceed 1.00%.
 ++ Total return is not annualized, as it may not be representative of the to-
    tal return for the year.
 +  Annualized.

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Variable Strategic Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Strategic Bond Fund ("Fund") at December 31, 1999, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period February 17, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, N.Y.
February 15, 2000

Tax Information
(unaudited)

A total of 5.00% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

                      [This page intentionally left blank]

Salomon Brothers Variable Series Funds Inc


INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

CUSTODIAN
      PNC Bank, N.A.
      17th and Chestnut Streets
      Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036


Officers
HEATH B. MCLENDON
      Chairman and President
LEWIS E. DAIDONE
      Executive Vice President and Treasurer
ROSS S. MARGOLIES
      Executive Vice President
BETH A. SEMMEL
      Executive Vice President
PETER J. WILBY
      Executive Vice President
GEORGE J. WILLIAMSON
      Executive Vice President
JOHN B. CUNNINGHAM
      Vice President
ANTHONY PACE
      Controller
CHRISTINA T. SYDOR
      Secretary


Directors
CHARLES F. BARBER
      Consultant; formerly Chairman; ASARCO Incorporated
CAROL L. COLMAN
      Consultant, Colman Consulting
DANIEL P. CRONIN
      Vice President-General Counsel,
      Pfizer International Inc.
HEATH B. MCLENDON
      Chairman and President;
      Managing Director, Salomon Smith Barney Inc.
      President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

                  ----------------------
                        Salomon Brothers
                        -----------------------
                               Asset Management

              Seven World Trade Center . New York, New York 10048

SALOMON BROTHERS

Variable Series Funds Inc

[GRAPHIC]

Annual Report 1999

DECEMBER 31, 1999


 . TOTAL RETURN FUND

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You

DEAR SHAREHOLDER:

We are pleased to provide the annual report for the Salomon Brothers Variable Total Return Fund ("Fund") for the year ended December 31, 1999. This letter discusses general economic and market conditions as well as major Fund developments during the reporting period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

INVESTMENT STRATEGY AND PERFORMANCE UPDATE

The Fund seeks to obtain above-average income compared to a portfolio that invests only in stocks. The Fund's secondary objective is to take advantage of opportunities for growth of capital and income by investing in a variety of asset classes including stocks, bonds and short-term obligations. For the year ended December 31, 1999, the Fund generated a return of 0.78%. In comparison, the 50% Salomon Smith Barney Broad Investment Grade Bond/50% Standard & Poor's 500 Index1 returned 10.10% for the same time period. The Standard & Poor's 500 Index ("S&P 500")/2/ returned 21.03% for the year.

Both the stock and bond markets were characterized by higher levels of volatility in 1999. Investors continued to favor growth stocks and value stocks languished. (Growth stocks are shares of companies that are exhibiting or are expected to exhibit faster-than-average growth within their industry. Value stocks are those securities of companies believed to be undervalued.) In addition, concerns regarding the future direction of interest rates negatively impacted the bond market which hurt the Fund's performance.

During 1999, the Fund's investment focus shifted to a high quality growth at a reasonable price approach for equity holdings and its bond allocation was changed toward owning higher quality issues. In addition, the Fund's benchmark index was also changed to 60% stocks - 40% bonds to help make its performance more competitive. The Fund's repositioning was started at mid-year and was carefully implemented throughout the last half of the period, allowing us to increase the Fund's investments in the stocks of high quality companies. We are confident that this repositioning should benefit the Portfolio over the long-term.

---------------
1 The 50% Salomon Smith Barney Broad Investment Grade Bond and 50% Standard & Poor's 500 Stock Index consists of domestic corporate, government and agency securities and 500 widely-held common stocks.
2 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks.

And while no guarantees can be made, during 2000 we believe that conditions should favor the high quality, long-term growth companies held in the portfolio. Some of the holdings we reduced or sold during the year include: May Department Stores, Geon Co., Vulcan Materials, Marsh & McLennan and Crescent Real Estate. Companies that were purchased include: Walt Disney, General Electric, McDonalds, Bristol-Myers Squibb, Gillette, Time-Warner and IBM.

MARKET UPDATE AND OUTLOOK

Economic conditions were bolstered by the monetary easings applied by the Federal Reserve Board in 1998 and then there was a shift toward higher rates in 1999. Stock market performance was dominated by very high price multiple technology stocks. Going forward, we look for moderate growth in the U.S. and a gradual improvement overseas, along with a trend toward moderately higher interest rates.

We will continue to seek to buy growing companies at reasonable prices as well as companies that tend to be leaders in expanding industries. In our view, the economy should show moderate growth through the end of 2001 and we expect stock valuations to increase moderately in response.

The Fund continues to focus on stocks with attractive valuations and favorable earnings growth prospects. And while no assurances can be made, we remain confident that our value strategy will continue to reward shareholders over time.

Thank you for your investment in the Salomon Brothers Variable Total Return Fund. We look forward to helping you pursue your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon                   /s/ George J. Williamson

Heath B. McLendon                       George J. Williamson
Chairman and President                  Executive Vice President

January 24, 2000

The following graph depicts the performance of the Total Return Fund versus the Salomon Smith Barney Broad Investment-Grade Bond Index, the Standard & Poor's 500 Stock Index and the 50% Salomon Smith Barney Broad Investment-Grade Bond and 50% Standard & Poor's 500 Stock Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged.The comparison is shown for illustrative purposes only.

HISTORICAL PERFORMANCE (unaudited)
SALOMON BROTHERS VARIABLE TOTAL RETURN FUND
Comparison of $10,000 Investment in the Fund with Salomon Smith Barney Broad Investment-Grade Bond Index, Standard & Poor's 500 Stock Index and 50% Salomon Smith Barney Broad Investment-Grade Bond and 50% Standard & Poor's 500 Stock Index

            Total Return Fund      Salomon Brothers Broad       50% Salomon Brothers     Grade Bond Index and
              S&P 500 Index      Investment Grade Bond Index      Broad Investment        50% S&P 500 Index
 2/17/98         10,000                   10,000                       10,000                   10,000
  Mar-98         10,350                   10,792                       10,039                   10,415
  Jun-98         10,261                   11,149                       10,271                   10,710
  Sep-98         10,011                   10,042                       10,697                   10,370
  Dec-98         10,583                   12,177                       10,741                   11,459
  Jun-99         11,092                   13,680                       10,592                   12,136
12/31/99         10,667                   14,733                       10,651                   12,692

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
Historical Performace
--------------------------------------------------------------------------------

                                      Net Asset Value
                                  ------------------------
                                  Beginning          End           Income      Capital Gain      Return          Total
Year Ended                         of Year         of Year        Dividend     Distribution    of Capital       Returns+
=========================================================================================================================
12/31/99                           $10.40          $10.23          $0.24          $0.00          $0.01           0.78%
-------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/98              10.00           10.40           0.15           0.03           0.00           5.83++
=========================================================================================================================
                                                                   $0.39          $0.03          $0.01
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns+
-------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/99                                                                                              0.78%
-------------------------------------------------------------------------------------------------------------------------
Inception* through 12/31/99                                                                                      3.52
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return+
-------------------------------------------------------------------------------------------------------------------------
Inception* through 12/31/99                                                                                      6.66%
=========================================================================================================================

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Inception date is February 17, 1998.

Schedule of Investments
December 31, 1999

   Shares                          Security                             Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 48.7%
 Basic Industries -- 0.2%
      5,900 USEC Inc..............................................   $    41,300
                                                                     -----------
 Capital Goods -- 2.1%
      1,300 Cooper Industries Inc.................................        52,569
      1,600 General Electric Co. .................................       247,600
      2,000 Honeywell International Inc...........................       115,375
                                                                     -----------
                                                                         415,544
                                                                     -----------
 Communications -- 4.6%
      4,650 AT&T Corp.............................................       235,988
      1,800 BCE Inc. .............................................       162,338
      1,000 Bell Atlantic Corp. ..................................        61,563
      1,600 GTE Corp..............................................       112,900
      1,050 MCI WorldCom, Inc. (a)................................        55,716
      2,300 SBC Communications Inc................................       112,125
      2,600 US West, Inc..........................................       187,200
                                                                     -----------
                                                                         927,830
                                                                     -----------
 Consumer Cyclicals -- 2.5%
      1,400 Costco Wholesale Corp. (a)............................       127,750
      1,174 DaimlerChrysler AG....................................        91,866
      2,300 Eastman Kodak Co......................................       152,375
        700 J.C. Penney Co. ......................................        13,956
      5,000 Kmart Corp. (a).......................................        50,312
      2,100 Sears, Roebuck & Co...................................        63,919
                                                                     -----------
                                                                         500,178
                                                                     -----------
 Consumer Non-Cyclicals -- 14.6%
      3,800 Anheuser-Busch Co., Inc...............................       269,325
      4,100 Avon Products Inc. ...................................       135,300
      3,500 The Coca-Cola Co......................................       203,875
     11,800 Coca-Cola Enterprises Inc.............................       237,475
      1,966 Delhaize America, Inc., Class B Shares ...............        41,040
      5,000 The Gillette Co.......................................       205,938
      3,600 H.J. Heinz Co. .......................................       143,325
      2,800 Hormel Foods Corp.....................................       113,750
      1,800 Kimberly-Clark Corp. .................................       117,450
      4,900 McDonald's Corp. .....................................       197,531
      3,500 News Corp. Ltd., ADR..................................       117,031
      5,100 Pepsico, Inc. ........................................       179,775
      1,800 Philip Morris Cos. Inc. ..............................        41,737
      1,800 The Procter & Gamble Co. .............................       197,212
      2,100 Ralston-Purina Group..................................        58,537
      4,500 Rite Aid Corp.........................................        50,344
      4,600 Safeway Inc. (a)......................................       163,587
      4,600 Sara Lee Corp. .......................................       101,487
      2,800 Time Warner Inc. .....................................       202,825
      5,100 The Walt Disney Co....................................       149,175
                                                                     -----------
                                                                       2,926,719
                                                                     -----------
 Energy -- 3.3%
      1,400 Amerada Hess Corp. ...................................        79,450
      1,794 BP Amoco PLC, ADR.....................................       106,407
      1,600 Exxon Mobil Corp......................................       128,900

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 1999 (continued)

   Shares                          Security                             Value

--------------------------------------------------------------------------------
 Energy -- 3.3% (continued)
      1,700 Royal Dutch Petroleum Co. ............................   $   102,744
      2,500 Schlumberger Ltd. ....................................       140,625
      2,100 Suncor Energy, Inc....................................        87,675
        484 Transocean Sedco Forex Inc............................        16,305
                                                                     -----------
                                                                         662,106
                                                                     -----------
 Financial Services -- 7.1%
      6,300 Allstate Corp.........................................       151,200
      1,255 American International Group, Inc.....................       135,697
      3,500 Associates First Capital Corp.........................        96,031
      2,778 Bank of America Corp..................................       139,421
         96 Berkshire Hathaway Inc., Class B Shares (a)...........       175,680
      2,000 Chase Manhattan Corp. ................................       155,375
      1,800 Chubb Corp............................................       101,363
      1,600 CIGNA Corp............................................       128,900
      3,000 First Union Corp......................................        98,437
      2,200 Fleet Boston Financial Corp. .........................        76,587
      4,700 Horace Mann Educators Corp............................        92,237
      1,900 Mercantile Bankshares Corp. ..........................        60,681
                                                                     -----------
                                                                       1,411,609
                                                                     -----------
 Health Care -- 7.0%
      4,600 Abbott Laboratories...................................       167,038
      3,300 American Home Products Corp. .........................       130,144
      2,300 Bausch & Lomb Inc. ...................................       157,406
      2,400 Bristol-Myers Squibb Co. .............................       154,050
      1,600 Johnson & Johnson.....................................       149,000
      3,600 Merck & Co., Inc......................................       241,425
      5,300 Pfizer Inc............................................       171,919
      3,000 Pharmacia & Upjohn, Inc...............................       135,000
      1,200 Warner-Lambert Co.....................................        98,325
                                                                     -----------
                                                                       1,404,307
                                                                     -----------
 Technology -- 5.4%
      3,500 Alcatel SA, ADR.......................................       157,500
      1,200 Beckman Coulter, Inc..................................        61,050
        500 Intel Corp............................................        41,156
      5,600 International Business Machines Corp..................       604,800
      6,500 Reynolds and Reynolds Co., Class A Shares.............       146,250
      3,100 Xerox Corp. ..........................................        70,331
                                                                     -----------
                                                                       1,081,087
                                                                     -----------
 Transportation -- 1.0%
      2,700 Canadian National Railway Co..........................        71,044
      1,800 Union Pacific Corp....................................        78,525
        600 United Parcel Service Inc., Class B Shares............        41,400
                                                                     -----------
                                                                         190,969
                                                                     -----------
 Utilities -- 0.9%
      2,300 American Electric Power Co., Inc. ....................        73,888
      2,800 Edison International..................................        73,325
      1,200 Reliant Energy, Inc...................................        27,450
                                                                     -----------
                                                                         174,663
                                                                     -----------
            TOTAL COMMON STOCK
            (Cost -- $9,752,094)..................................     9,736,312
                                                                     -----------


                       See Notes to Financial Statements.

Schedule of Investments
December 31, 1999 (continued)

    Shares                          Security                          Value

-------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCK -- 0.1%
 Consumer Cyclical -- 0.0%
           100 BTI Capital Trust, 6.500%........................   $          6
                                                                   ------------

 Energy -- 0.1%
         2,000 Tesoro Petroleum Corp., 7.250%...................         24,000
                                                                   ------------
               TOTAL CONVERTIBLE PREFERRED STOCK
               (Cost -- $25,032)................................         24,006
                                                                   ------------

     Face
    Amount

-------
 U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 18.0%
               U.S. Treasury Bonds:
 $     290,000 6.000% due 8/15/04...............................        285,514
       435,000 6.000% due 8/15/09...............................        421,698
       300,000 6.125% due 8/15/29 (b)...........................        286,023
       200,000 Federal Home Loan Mortgage Corp. (FHLMC), 6.250%
               due 7/15/04......................................        195,500
               Federal National Mortgage Association (FNMA):
       442,796 6.500% due 7/1/28................................        417,472
       218,475 7.000% due 2/1/29................................        211,305
       100,000 7.000% due 15 years (c)(d).......................         98,875
       240,000 6.000% due 30 years (c)(d).......................        219,600
       300,000 6.500% due 30 years (c)(d).......................        282,654
       600,000 7.000% due 30 years (c)(d).......................        579,936
       300,000 7.500% due 30 years (c)(d).......................        296,811
       300,000 8.000% due 30 years (c)(d).......................        302,250
                                                                   ------------
               TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
               (Cost -- $3,719,305).............................      3,597,638
                                                                   ------------

 ASSET-BACKED SECURITIES -- 3.7%
       245,000 Contimortgage Home Equity Loan Trust, Series
               1998-2, Class A3, 6.130% due 3/15/13.............        243,163
       250,000 Ford Credit Auto Owner Trust, Series 1999-B,
               Class A4, 5.800% due 6/15/02.....................        246,797
       250,000 Nationsbank Credit Card Master Trust, Series
               1995-1, Class A, 6.450% due 4/15/03..............        250,340
                                                                   ------------
               TOTAL ASSET-BACKED SECURITIES
               (Cost -- $744,536)...............................        740,300
                                                                   ------------

 COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.1%
        75,000 Commercial Mortgage Asset Trust, Series 1999-C1,
               Class C, 7.350% due 8/17/13......................         68,625
       150,000 LB Commercial Conduit Mortgage Trust, Series
               1999-C1, Class A2, 6.780% due 4/15/09............        143,111
                                                                   ------------
               TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
               (Cost -- $219,364)...............................        211,736
                                                                   ------------

 CONVERTIBLE CORPORATE BONDS -- 0.4%
 Communications -- 0.1%
        15,000 Rogers Communication Inc., 2.000% due 11/26/05...         13,050
                                                                   ------------

 Technology -- 0.3%
        50,000 Quantum Corp., 7.000% due 8/1/04.................         38,000
        25,000 S3 Inc., 5.750% due 10/1/03......................         23,344
                                                                   ------------
                                                                         61,344
                                                                   ------------
               TOTAL CONVERTIBLE CORPORATE BONDS
               (Cost -- $77,919)................................         74,394
                                                                   ------------



                       See Notes to Financial Statements.

Schedule of Investments
December 31, 1999 (continued)

    Face
   Amount                          Security                            Value

-------------------------------------------------------------------------------
 CORPORATE BONDS -- 12.3%
 Basic Industries -- 0.9%
 $    50,000 Praxair Inc., Notes, 6.150% due 4/15/03.............   $    47,813
      50,000 Raytheon Co., Notes, 6.150% due 11/1/08.............        44,250
     100,000 TRW Inc., Notes, 6.450% due 6/15/01.................        98,750
                                                                    -----------
                                                                        190,813
                                                                    -----------

 Consumer Cyclicals -- 1.3%
     200,000 Sears Roebuck Acceptance Corp., 7.000% due 6/15/07
             (b).................................................       189,250
      75,000 Staples Inc., Sr. Notes, 7.125% due 8/15/07.........        72,000
                                                                    -----------
                                                                        261,250
                                                                    -----------
 Financial Services -- 7.8%
     250,000 Aristar Inc., Sr. Notes, 7.250% due 6/15/06.........       244,063
     300,000 Bank of America Corp., Sr. Notes, 6.625% due
             6/15/04.............................................       293,250
      50,000 Countrywide Home Loan, Co., Medium-Term Notes,
             6.250% due 4/15/09..................................        44,937
     175,000 Ford Motor Credit Co., Sr. Notes, 7.375% due
             10/28/09 (b)........................................       173,250
     150,000 Fremont General Corp., Series B, Sr. Notes, 7.700%
             due 3/17/04.........................................       145,312
     250,000 Lehman Brothers Holdings Inc., Sr. Sub. Notes,
             7.250% due 4/15/03..................................       248,125
     200,000 Merrill Lynch & Co., Notes, 6.000% due 11/15/04.....       189,500
     225,000 Paine Webber Group Inc., 7.625% due 12/1/09.........       219,094
                                                                    -----------
                                                                      1,557,531
                                                                    -----------

 Media -- 0.7%
      90,000 A.H. Belo Corp., Sr. Debentures, 7.250% due 9/15/27
             (b).................................................        79,087
      75,000 GTE Corp., Debentures, 6.940% due 4/15/28 (b).......        67,781
                                                                    -----------
                                                                        146,868
                                                                    -----------

 Real Estate Investment Trust -- 0.5%
     100,000 Spieker Properties LP, 7.250% due 5/1/09............        93,125
                                                                    -----------

 Services & Other -- 1.1%
     140,000 Comdisco, Inc., Sr. Notes, 6.000% due 1/30/02.......       135,450
     100,000 Service Corp. International., 6.000% due 12/15/05...        75,750
                                                                    -----------
                                                                        211,200
                                                                    -----------
             TOTAL CORPORATE BONDS
             (Cost -- $2,566,364)................................     2,460,787
                                                                    -----------
             SUB-TOTAL INVESTMENTS
             (Cost -- $17,104,614)...............................    16,845,173
                                                                    -----------

 REPURCHASE AGREEMENT -- 15.7%
  3,127,000  State Street Bank & Trust Co., 3.000% due 1/3/00;
              Proceeds at maturity -- $3,127,782; (Fully
              collateralized by U.S. Treasury Bonds, 8.750% due
              5/15/17; Market value -- $3,190,531)(b) (Cost --
               $3,127,000).......................................     3,127,000
                                                                    -----------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $20,231,614*)..............................   $19,972,173
                                                                    ===========

------

(a) Non-income producing security.
(b) All or part of the security is segregated as collateral for mortgage dollar rolls/TBAs.
(c) Mortgage Dollar Roll (See Note 9).
(d) Security is issued on a to-be-announced ("TBA") basis (See Note 8).
 * Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:
  ADR -- American Depository Receipt.
                       See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 1999
                       See Notes to Financial Statements.

ASSETS:
 Investments, at value (Cost -- $17,104,614)....................... $16,845,173
 Repurchase agreement, at value (Cost -- $3,127,000)...............   3,127,000
 Cash..............................................................         949
 Receivable for securities sold....................................       8,016
 Dividend and interest receivable..................................      86,029
 Receivable from investment manager................................      22,568
 Deferred organization costs.......................................      19,564
 Prepaid expenses..................................................         543
                                                                    -----------
 Total Assets......................................................  20,109,842
                                                                    -----------
LIABILITIES:
 Payable for securities purchased..................................   2,403,508
 Payable for Fund shares purchased.................................      83,771
 Administration fees payable.......................................         745
 Accrued expenses..................................................      38,005
                                                                    -----------
 Total Liabilities.................................................   2,526,029
                                                                    -----------
 Total Net Assets.................................................. $17,583,813
                                                                    ===========
NET ASSETS:
 Par value of capital shares....................................... $     1,720
 Capital paid in excess of par value...............................  17,967,499
 Accumulated net realized loss from security transactions..........    (125,965)
 Net unrealized depreciation of investments........................    (259,441)
                                                                    -----------
 Total Net Assets.................................................. $17,583,813
                                                                    ===========
Shares Outstanding.................................................   1,719,629
                                                                    -----------
Net Asset Value, per share.........................................      $10.23
                                                                    -----------

Statement of Operations
For the Year Ended December 31, 1999
                       See Notes to Financial Statements.

INCOME:
 Interest...........................................................  $ 427,890
 Dividends..........................................................    102,630
 Less: Foreign withholding tax......................................       (608)
                                                                      ---------
 Total Investment Income............................................    529,912
                                                                      ---------
EXPENSES:
 Management fees (Note 2)...........................................     94,293
 Shareholder communications.........................................     39,501
 Audit and legal....................................................     18,102
 Shareholder and system servicing fees..............................     12,771
 Amortization of deferred organization costs........................      6,245
 Administration fees (Note 2).......................................      5,893
 Directors' fees....................................................      5,600
 Registration fees..................................................      4,700
 Custody............................................................      4,299
 Other..............................................................      3,299
                                                                      ---------
 Total Expenses.....................................................    194,703
 Less: Management fee waiver (Note 2)...............................    (76,836)
                                                                      ---------
 Net Expenses.......................................................    117,867
                                                                      ---------
Net Investment Income...............................................    412,045
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
 Net Realized Loss From Security Transactions (excluding short-term securities):
 Proceeds from sales................................................  6,716,118
 Cost of securities sold............................................  6,843,805
                                                                      ---------
 Net Realized Loss..................................................   (127,687)
                                                                      ---------
 Change in Net Unrealized Appreciation (Depreciation) of
  Investments:
 Beginning of year..................................................    128,833
 End of year........................................................   (259,441)
                                                                      ---------
 Increase in Net Unrealized Depreciation............................   (388,274)
                                                                      ---------
Net Loss on Investments.............................................   (515,961)
                                                                      ---------
Net Decrease in Net Assets From Operations..........................  $(103,916)
                                                                      =========

Statements of Changes in Net Assets
For the Years Ended December 31,
                       See Notes to Financial Statements.

                                                          1999       1998(a)
                                                       -----------  ----------
OPERATIONS:
 Net investment income................................ $   412,045  $   86,143
 Net realized gain (loss).............................    (127,687)     18,275
 (Increase) decrease in net unrealized depreciation...    (388,274)    128,833
                                                       -----------  ----------
 Increase (Decrease) in Net Assets From Operations....    (103,916)    233,251
                                                       -----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income................................    (411,266)    (85,021)
 Net realized gains...................................        (296)    (18,158)
 Capital..............................................     (13,504)        --
                                                       -----------  ----------
 Decrease in Net Assets From Distributions to
  Shareholders........................................    (425,066)   (103,179)
                                                       -----------  ----------
FUND SHARE TRANSACTIONS (NOTE 12):
 Net proceeds from sale of shares.....................  15,352,257   6,287,126
 Net asset value of shares issued for reinvestment of
  dividends...........................................     422,553     101,349
 Cost of shares reacquired............................  (3,632,987)   (647,545)
                                                       -----------  ----------
 Increase in Net Assets From Fund Share Transactions..  12,141,823   5,740,930
                                                       -----------  ----------
Increase in Net Assets................................  11,612,841   5,871,002
NET ASSETS:
 Beginning of year....................................   5,970,972      99,970
                                                       -----------  ----------
 End of year*......................................... $17,583,813  $5,970,972
                                                       ===========  ==========
* Includes undistributed net investment income of:....         --       $1,097
                                                       ===========  ==========

------
(a) For the period from February 17, 1998 (commencement of operations) to De-cember 31, 1998.

Statement of Cash Flows
For the Year Ended December 31, 1999

CASH FLOWS USED BY OPERATING ACTIVITIES:
 Purchases of long-term portfolio investments.................... $(16,589,196)
 Proceeds from disposition of long-term portfolio investments and
  principal paydowns.............................................    6,708,102
 Net purchases of short-term portfolio investments...............   (2,298,000)
                                                                  ------------
                                                                   (12,179,094)
 Net investment income...........................................      412,045
 Amortization of net premium/discount on investments.............       (8,051)
 Amortization of organization expenses...........................        6,245
 Net change in receivable/payables related to operations.........      (34,458)
                                                                  ------------
 Net Cash Flows Used By Operating Activities.....................  (11,803,313)
                                                                  ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
 Proceeds from sales of shares...................................   15,355,784
 Cost of shares reacquired.......................................   (3,549,471)
 Proceeds from shares issued in reinvestment of dividends........      422,553
 Dividend paid...................................................     (425,066)
                                                                  ------------
 Net Cash Flows Provided By Financing Activities.................   11,803,800
                                                                  ------------
Net Increase in Cash.............................................          487
Cash, Beginning of Year..........................................          462
                                                                  ------------
Cash, End of Year................................................ $        949
                                                                  ============

                       See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Variable Total Return Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to obtain above-average income (as compared to a portfolio entirely invested in equity securities). The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market markers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue and market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.80% of its average daily net assets. This fee is calculated daily and paid monthly.

For the year ended December 31, 1999, SBAM waived a portion of its management fees amounting to $76,836.

Notes to Financial Statements
(continued)

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has dele-gated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the year ended December 31, 1999, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received brokerage commissions of $678 from the Fund.

3. Investments

During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases:
  U.S. government agencies & obligations.......................... $ 4,536,565
  Other investment securities.....................................  13,465,608
                                                                   -----------
                                                                   $18,002,173
                                                                   ===========
Sales:
  U.S. government agencies & obligations.......................... $ 3,752,768
  Other investment securities.....................................   2,963,350
                                                                   -----------
                                                                   $ 6,716,118
                                                                   ===========

At December 31, 1999, the aggregate gross unrealized appreciation and deprecia-tion of investments for Federal income tax purposes were substantially as fol-lows:

Gross unrealized appreciation..................................... $   645,987
Gross unrealized depreciation.....................................    (905,428)
                                                                   -----------
Net unrealized depreciation....................................... $  (259,441)
                                                                   ===========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government se-curities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will segregate cash or other liquid securities with re-spect to the reverse repurchase agreements.

During the year ended December 31, 1999, the Fund did not have any open reverse repurchase agreements.

Notes to Financial Statements
(continued)

6. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will re-alize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1999, the Fund did not have any open purchased call or put op-tions.

When the Fund writes a call or put option, an amount equal to the premium re-ceived by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing pur-chase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying secu-rity, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exer-cised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writ-ing a covered call option is that the Fund gives up the opportunity to partici-pate in any increase in the price of the underlying security beyond the exer-cise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended December 31, 1999, the Fund did not write any call or put options.

7. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1999, the Fund did not hold any when-issued securities.

8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated to cover the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 1999, the Fund held TBA securities with a total cost of $1,814,333.

Notes to Financial Statements
(continued)

9. Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the year ended December 31, 1999 was approximately $784,000.

10. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1999, the Fund did not have any securities on loan.

11. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At December 31, 1999, the Fund did not have any investments in loan participa-tions.

12. Capital Loss Carryforward

At December 31, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $12,300, available to offset future capital gains through December 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

13. Capital Stock

At December 31, 1999, the Series had 10,000,000,000 shares of capital stock au-thorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and dis-tributions made by the Fund.

Notes to Financial Statements
(continued)

Transactions in shares were as follows:

                                           Year Ended          Year Ended
                                        December 31, 1999 December 31, 1998(a)
                                        ----------------- --------------------
Shares sold............................     1,449,515           617,277
Shares issued on reinvestment of
 dividends.............................        41,305             9,745
Shares reacquired......................      (345,070)          (63,140)
                                            ---------           -------
Net Increase...........................     1,145,750           563,882
                                            =========           =======

------
(a) For the period February 17, 1998 (commencement of operations) through De-cember 31, 1998.

Financial Highlights

For a share of capital stock outstanding for the year ended December 31:

                                                              1999    1998(1)
                                                             -------  -------
Net Asset Value, Beginning of Year.......................... $ 10.40  $10.00
                                                             -------  ------
Income (Loss) From Operations:
 Net investment income (2)..................................    0.24    0.15
 Net realized and unrealized gain (loss) ...................   (0.16)   0.43
                                                             -------  ------
 Total Income From Operations...............................    0.08    0.58
                                                             -------  ------
Less Distributions From:
 Net investment income......................................   (0.24)  (0.15)
 Net realized gains.........................................     --    (0.03)
 Capital ...................................................   (0.01)    --
                                                             -------  ------
 Total Distributions........................................   (0.25)  (0.18)
                                                             -------  ------
Net Asset Value, End of Year................................ $ 10.23  $10.40
                                                             =======  ======
Total Return (3)............................................    0.78%   5.83%++
Net Assets, End of Year (000s).............................. $17,584  $5,971
Ratios to Average Net Assets (2):
 Expenses (4)...............................................    1.00%   1.00%+
 Net investment income......................................    3.50%   3.57%+
Portfolio Turnover Rate.....................................      63%     56%

------
(1) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(2) SBAM has waived all or a part of its management fees for the year ended De-cember 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $26,591 of expenses for the period ended Decem-ber 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                                           Expense Ratio Without
                                     Net Investment Income   Fee Waiver and/or
                                      Per Share Decreases  Expense Reimbursement
                                     --------------------- ---------------------
      1999..........................         $0.05                 1.65%
      1998..........................          0.08                 2.90+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
(4) As a result of a voluntary expense limitation, expense ratios will not ex-ceed 1.00%.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Report of Independent Accountants
To the Board of Directors and Shareholders of Salomon Brothers Variable Total Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Total Return Fund ("Fund") at December 31, 1999, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the pe-riod February 17, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accor-dance with auditing standards generally accepted in the United States which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall finan-cial statement presentation. We believe that our audits, which included confir-mation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, N.Y.
February 15, 2000

Tax Information
(unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1999:

  . A corporate dividends received deduction of 22.70%.

A total of 17.91% of the ordinary dividends paid by the Fund from net invest-ment income are derived from Federal obligations and may be exempt from taxa-tion at the state level.

                      [This page intentionally left blank]

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

CUSTODIAN
      PNC Bank, N.A.
      17th and Chestnut Streets
      Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers  LLP
      1177 Avenue of the Americas
      New York, New York 10036

Directors
CHARLES F. BARBER
      Consultant; formerly Chairman;
      ASARCO Incorporated
CAROL L. COLMAN
      Consultant, Colman Consulting
DANIEL P. CRONIN
      Vice President-General Counsel,
      Pfizer International Inc.
HEATH B. MCLENDON
      Chairman and President;
      Managing Director, Salomon Smith Barney Inc.
      President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

Officers
HEATH B. MCLENDON
      Chairman and President
LEWIS E. DAIDONE
      Executive Vice President and Treasurer
ROSS S. MARGOLIES
      Executive Vice President
BETH A. SEMMEL
      Executive Vice President
PETER J. WILBY
      Executive Vice President
GEORGE J. WILLIAMSON
      Executive Vice President
JOHN B. CUNNINGHAM
      Vice President
ANTHONY PACE
      Controller
CHRISTINA T. SYDOR
      Secretary

                          [LOGO OF SALOMON BROTHERS]

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048